--------------------------------------------------------------------------------
                                        SALOMON  BROTHERS

                                        INVESTMENT  SERIES
                                        ANNUAL REPORT
                                        DECEMBER 31, 1995
--------------------------------------------------------------------------------
                                        CASH MANAGEMENT FUND
                                        NEW YORK MUNICIPAL
                                        BOND FUND
                                        NATIONAL INTERMEDIATE
                                        MUNICIPAL FUND
                                        U.S. GOVERNMENT
                                        INCOME FUND
                                        HIGH YIELD BOND FUND
                                        STRATEGIC BOND FUND
                                        TOTAL RETURN FUND
                                        INVESTORS FUND

                                      ------------------------------------------
                                        SALOMON BROTHERS ASSET MANAGEMENT

                                        ----------------------------------------

SALOMON BROTHERS INVESTMENT SERIES




February 16, 1996

To Our Shareholders:

We are pleased to provide this annual report for the period ended December 31, 1995 for the Salomon Brothers Investment Series, which includes the Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund and Salomon Brothers Investors Fund. On the following pages, you will find a performance review for each fund, their audited financial statements for the period ended December 31, 1995, the related report of independent accountants and other information about the funds.

The stock market enjoyed a banner year in 1995, with the Standard & Poor's Index of 500 stocks rising by 37.5% on a total return basis. Volatility remained low for the third year in a row. Moderate economic growth, low inflation, declining interest rates and strong growth in corporate profits created ideal conditions for the market. In the U.S., large capitalization stocks led the advance, and technology, health care and financial services companies were the best performing groups.

The bond market also experienced an impressive rally in 1995, as the Salomon Brothers Broad Investment Grade Bond Index increased 18.5% for the year. The rally was supported by signs of economic growth deceleration and an overall shift in investor sentiment that the Federal Reserve Board would remain under pressure to ease monetary policy by lowering interest rates. Investor sentiment in the municipal bond market turned sharply negative in the second quarter, when fears of a flat tax surfaced. These concerns began to dissipate at the end of the year, and the market has performed relatively well versus Treasuries since then.

Global economic weakness continues to dominate our thinking. In the U.S., there has been ample confirmation of the uneven quality of the current expansion. Job growth has slowed. Although housing starts have bounced back somewhat, it will likely take a substantial drop in mortgage rates to trigger any meaningful pickup in the months ahead. Despite weakness abroad, exports show surprising vigor. The dollar's strengthening, however, could slow further growth in that area. Although external demand for U.S. goods remains solid, domestic demand is suffering as the economic expansion matures, consumer debt burdens grow and income gains slow.

Reinforced by fiscal restraint, these factors point to a period of slower growth that will encourage further easing of monetary policy by the Federal Reserve. We continue to look for an economic environment characterized by slow growth and low inflation.

All of us at Salomon Brothers Asset Management Inc appreciate the confidence you have demonstrated in the past and hope to continue to justify such confidence in the future. Please call us with any questions or to receive a prospectus containing more complete information regarding the Funds at 1-800-SALOMON (1-800-725-6666).

Cordially,



/S/ MICHAEL S. HYLAND
------------------------------------
Michael S. Hyland
Chairman and President

SALOMON BROTHERS INVESTMENT SERIES

Portfolio Review

NEW YORK MUNICIPAL BOND FUND

The New York Municipal Bond Fund commenced investment operations on February 1, 1993. On January 3, 1995 the Fund began offering Class A, Class B, Class C and Class O Shares. The Fund seeks a high level of current income which is exempt from regular Federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital.

For the period January 3, 1995 through December 31, 1995, the Fund had a total return exclusive of sales charges of 17.7% for Class A Shares, 17.0% for Class B Shares, 17.0% for Class C Shares and 18.8% for Class O Shares. Total return for the Fund including the effects of the maximum 4.75% front-end and any applicable deferred sales charges was 12.1% for Class A Shares, 12.0% for Class B Shares, 16.0% for Class C Shares and 18.8% for Class O Shares for the same period. This compares with a total return of 19.0% for the twelve-month period ended December 31, 1995 for the Lehman Brothers 7 Year through Long Municipal Bond Index* and a 16.7% average of 88 New York Municipal Bond Funds tracked by Lipper Analytical Services, Inc.

The Fund's underperformance, prior to the deduction of applicable sales charges, relative to the benchmark was caused by our emphasis on income rather than principal appreciation.

The portfolio contained a large percentage of longer maturity bonds and some Baa/BBB rated credits. As interest rates fell during the year, investors began purchasing lower rated investment grade bonds for additional yield. As a result, the Fund not only benefited from the decline in interest rates, but also from a relatively strong performance of many lower rated credits. Income was enhanced by owning long maturity bonds, lower rated credits and by a number of older high coupon bonds in the portfolio.

As the market rallied during 1995, many of the longer bonds began trading to shorter calls, thus limiting their upside potential. Since we believed the bond market would continue to appreciate in price, we repositioned the portfolio by selling some of those bonds trading to their call. We then purchased current coupon municipals to allow for continued price appreciation. Additionally, we upgraded the average credit quality of the portfolio by selling some lower rated credits which had performed relatively well and in our opinion no longer offered the same value.

                                   AAA       AA      A     BBB   Other Assets
                                  -----    -----   -----   ---   ------------
New York Municipal Bond Fund      10.55    10.65   27.03   44        7.77

* The Lehman Brothers 7 Year through Long Municipal Bond Index is an average of the 7, 10, 15, 20 and Long Bond Indices.

SALOMON BROTHERS INVESTMENT SERIES

NATIONAL INTERMEDIATE MUNICIPAL FUND

The National Intermediate Municipal Fund seeks to achieve a high level of current income which is exempt from regular Federal income taxes by investing primarily in a portfolio of municipal securities.

For the period February 22, 1995 (commencement of investment operations) through December 31, 1995, the Fund had a total return exclusive of sales charges of 8.7% for Class A Shares, 8.0% for Class B Shares, 8.0% for Class C Shares and 9.0% for Class O Shares. Total return for the Fund including the effects of the maximum 4.75% front-end and any applicable deferred sales charges was 3.6% for Class A Shares, 3.0% for Class B Shares, 7.0% for Class C Shares and 9.0% for Class O Shares for the same period. This compares with a total return of 9.2% for the Lehman Brothers 1-10 year Municipal Bond Index* and an 8.4% average of 31 Intermediate Municipal Bond Funds tracked by Lipper Analytical Services, Inc.

The Fund's modest underperformance, prior to the deduction of applicable sales charges, relative to the benchmark was caused by our emphasis on current income rather than principal appreciation.

During 1995, the average maturity of the Fund was toward the longer end of its ten-year maturity constraint. The Fund's longer maturity bias enabled it to participate in 1995's bond market rally. However, in accordance with its investment objective, the Fund also held a significant number of higher coupon bonds to bolster current income.

                                        AAA      AA        A       BBB   Other Assets
                                       -----    -----    -----    -----  ------------
National Intermediate Municipal Fund   47.71    16.27    18.94    12.99      4.09

* The Lehman Brothers 1-10 year Municipal Bond Index is the weighted average of the 1, 3, 5, 7 and 10 year indexes. The Lehman Brothers 1-10 year Municipal Bond Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1995, the Index returns are for the period March 1, 1995 through December 31, 1995.

SALOMON BROTHERS INVESTMENT SERIES

U.S. GOVERNMENT INCOME FUND

The U.S. Government Income Fund seeks to obtain a high level of current income by investing under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For the period February 22, 1995 (commencement of investment operations) through December 31, 1995, the Fund had a total return exclusive of sales charges of 9.5% for Class A Shares, 8.8% for Class B Shares, 8.8% for Class C Shares and 9.7% for Class O Shares. Total return for the Fund including the effects of the maximum 4.75% front-end and any applicable deferred sales charges was 4.3% for Class A Shares, 3.8% for Class B Shares, 7.8% for Class C Shares and 9.7% for Class O Shares for the same period. This compares with a total return of 9.1% for the Salomon Brothers 1-5 year Treasury Bond Index* and a 7.8% average of 138 Short-Term U.S. Government Bond Funds tracked by Lipper Analytical Services, Inc.

The Fund, prior to the deduction of applicable sales charges, relative to the benchmark, outperformed for Class A Shares and Class O Shares while underperformed for Class B Shares and Class C Shares. The portfolio's average maturity was relatively long compared to the benchmark during 1995. This structure contributed significantly to the Fund's results. The Fund's performance also benefited from its position in discount mortgage pass-throughs. The Fund's strategy will continue to emphasize longer-term instruments, given our view that interest rates will fall further.

                                 US        MORTG        SHORT TERM
                                 --        -----        ----------
U.S. Government Income Fund      59         36              5

* The Salomon Brothers 1-5 Treasury Bond Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1995, the Index returns are for the period March 1, 1995 through December 31, 1995.

SALOMON BROTHERS INVESTMENT SERIES

HIGH YIELD BOND FUND

The High Yield Bond Fund seeks to maximize current income by investing primarily in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality.

For the period February 22, 1995 (commencement of investment operations) through December 31, 1995, the Fund had a total return exclusive of sales charges of 16.6% for Class A Shares, 15.7% for Class B Shares, 15.8% for Class C Shares and 16.8% for Class O Shares. Total return for the Fund including the effects of the maximum 4.75% front-end and any applicable deferred sales charges was 11.0% for Class A Shares, 10.7% for Class B Shares, 14.8% for Class C Shares and 16.8% for Class O Shares for the same period. This compares with a total return of 14.2% for the Salomon Brothers High Yield Market Index* and a 13.0% average of 153 High Yield Market Funds tracked by Lipper Analytical Services, Inc.

The Fund's out-performance relative to the benchmark, prior to the deduction of applicable sales charges, relative to the benchmark, was the result of the 20% portfolio allocation to emerging market and high yield sovereign debt securities during the year. Both were strong performers during the period. The Fund started buying emerging markets and sovereign debt securities in early 1995. The market at that time was declining as a result of the large sell-off that followed the devaluation of the Mexican peso in December 1994. The Fund's allocation to this sector is in U.S. dollar-denominated government debt or Brady Bonds which declined as a side effect of the peso-denominated market sell-off. From February 28, 1995 to December 31, 1995 Brady Bonds generally returned 38.11% as measured by the Salomon Brothers Brady Bond Index.

Also contributing to the Fund's out-performance was a rotation in the portfolio to more defensive, non-cyclical corporate debt issues. Non-cyclical debt issues totaled 33.2% of the corporate bond portion of the portfolio at December 31, 1995. As U.S. economic growth slowed, non-cyclical issues out-performed cyclical corporate debt issues significantly.

We continue to maintain a defensive posture in the Fund with a 15.7% allocation in U.S. dollar-denominated international investments. We expect to rotate the corporate debt exposure to more cyclical companies when the U.S. economy shows signs of strengthening. We will reduce the allocation to emerging market government bonds when we feel the market has completely recovered from last year's sell-off.

                         CORPORATE    SOVEREIGN    LOAN    SHORT TERM
                         ---------    ---------    ----    ----------
High Yield Bond Fund        76.9         15.7       1.1        6.3

* The Salomon Brothers High Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1995, the Index returns are for the period March 1, 1995 through December 31, 1995.

SALOMON BROTHERS INVESTMENT SERIES

STRATEGIC BOND FUND

The Strategic Bond Fund seeks a high level of current income by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Fund's assets among certain segments of the fixed income market that the investment manager believes will best contribute to the achievement of the Fund's objective. As a secondary objective, the Fund seeks capital appreciation.

For the period February 22, 1995 (commencement of investment operations) through December 31, 1995, the Fund had a total return exclusive of sales charges of 16.8% for Class A Shares, 16.1% for Class B Shares, 16.1% for Class C Shares and 17.0% for Class O Shares. Total return for the Fund including the effects of the maximum 4.75% front-end and any applicable deferred sales charges was 11.3% for Class A Shares, 11.1% for Class B Shares, 15.1% for Class C Shares and 17.0% for Class O Shares for the same period. This compares with a total return of 13.5% for the Salomon Brothers Broad Investment Grade Index* and a 14.5% average of 161 General Bond Funds tracked by Lipper Analytical Services, Inc.

The Fund's out-performance, prior to deduction of applicable sales charges, relative to the benchmark, was driven by significant positions in high yield and emerging markets debt. The two sectors, accounting for 70% to 75% of holdings in 1995, were the best performers in the fixed income markets last year. The emerging debt markets achieved particularly strong performance in the fourth quarter. The Fund's investment strategy continues to emphasize positions in high yield bonds which should continue to perform well in a slow-growing economic environment. The Fund also maintains positions in emerging debt markets which are likely to benefit from increasing investor confidence and participation.

                        HIGH YIELD   INVESTMENT GRADE   EMERGING   SOVEREIGN   US GOV   MORTGAGED   SHORT TERM
                        ----------   ----------------   --------   ---------   ------   ---------   ----------
Strategic Bond Fund        43.47            1.65          19.19        7.06      0.44      12.96       15.23

* The Salomon Brothers Broad Investment Grade Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1995, the Index returns are for the period March 1, 1995 through December 31, 1995.

SALOMON BROTHERS INVESTMENT SERIES

TOTAL RETURN FUND

The Total Return Fund seeks to obtain above-average income compared to a portfolio entirely invested in equity securities by investing in a broad variety of securities including equity securities, fixed income securities and short-term obligations. As a secondary objective, the Fund will seek to take advantage of opportunities for growth of capital and income.

For the period September 11, 1995 (commencement of investment operations) through December 31, 1995, the Fund had a total return exclusive of sales charges of 6.7% for Class A Shares, 6.4% for Class B Shares, 6.5% for Class C Shares and 6.9% for Class O Shares. Total return for the Fund including the effects of the maximum 4.75% front-end and any applicable deferred sales charges was 1.6% for Class A Shares, 1.4% for Class B Shares, 5.5% for Class C Shares and 6.9% for Class O Shares for the same period. This compares with a total return of 6.5% for a composite index of 50% Standard and Poor's 500 Composite Stock Price Index and 50% Salomon Brothers Broad Investment Grade Bond Index and a 5.0% average of 30 Balanced Funds tracked by Lipper Analytical Services, Inc.

The Fund's out-performance, prior to deduction of applicable sales charges, relative to the benchmark was driven, in part, by portfolio allocations such as high yield bonds and convertible securities. Significant sector concentrations in the equity portfolio including an overweighted position in energy stocks also contributed to positive performance. This diversification between stocks and bonds is aimed at reducing the volatility of the Fund's performance over the long term and at producing above-average current income compared to a portfolio of stocks only.

In 1995, the stock market rose to historically high valuation levels. The high levels were supported by record corporate profitability and substantially lower interest rates. In 1996, we believe that earnings in cyclical stocks, such as auto, paper, chemical and technology companies, may be disappointing in the context of a slowing economy.

As a result of the large gains in the stock market in 1995, the Fund has developed a somewhat conservative stance. Our current portfolio allocations are approximately 45% equities, 40% bonds, 10% convertible and preferred securities and 5% short-term investments. In terms of the bond allocation, we believe that high yield bonds offer the most attractive relative value at this time. The equity portfolio is overweighted in oil companies such as Amoco, Royal Dutch Petroleum and Exxon due to an improving outlook for this industry sector as well as the defensive character of their relatively high dividend yields. Other major equity positions are in utilities and Real Estate Investment Trusts (REITs).

                    CMMN ST   IVST GRD   HIGH   CONVERTIBLE   PREFERRED    US    SHORT TERM
                    -------   --------   ----   -----------   ---------   ----   ----------
Total Return Fund     43.2       3.8      15.5       7            4.6      15.3      10.6

SALOMON BROTHERS INVESTMENT SERIES

INVESTORS FUND

The Investors Fund commenced operations on May 29, 1958. On January 3, 1995 the Fund began offering Class A, Class B, Class C and Class O Shares. The Investors Fund seeks long-term growth of capital by investing primarily in common stocks of well-known companies with current income as a secondary goal.

Allan R. White, who previously shared primary responsibility for the day-to-day portfolio management of the Fund with another senior portfolio manager, has assumed sole responsibility for these matters. He is aided by Pamela Milunovich as junior portfolio manager. A Vice President with the Fund's investment advisor, Salomon Brothers Asset Management Inc, Ms. Milunovich brings 10 years of experience to the Fund. In her role as Senior Analyst for Salomon Brothers Asset Management Inc, Ms. Milunovich has been responsible for stock selection in the financial, retail and computer service sectors.

For the period January 3, 1995 through December 31, 1995, the Fund had a total return exclusive of sales charges of 35.3% for Class A Shares, 34.5% for Class B Shares, 34.5% for Class C Shares and 35.4% for Class O Shares. Total return for the Fund including the effects of the maximum 4.75% front-end and any applicable deferred sales charges was 28.9% for Class A Shares, 29.5% for Class B Shares, 33.5% for Class C Shares and 35.4% for Class O Shares for the same period. This compares with a total return of 37.5% for the twelve months ended December 31, 1995 for the Standard and Poor's 500 Composite Stock Price Index and a 30.8% average of 439 Growth and Income Funds tracked by Lipper Analytical Services, Inc.

The Fund's under-performance, prior to the deduction of the applicable sales charges, relative to the benchmark was due in part to the result of the Fund's cash position. Our holdings in financial stocks performed well. Technology holdings were pared to a below-market weight in the second quarter -- a position that underperformed initially, but helped results in the last part of the year. The Fund's position in retail stocks is divided between department stores (Federated Department Stores and Sears, Roebuck) and food retailers (Penn Traffic, Kroger, Stop & Shop Companies and Albertson's). Despite the challenging consumer environment, department store stocks were strong performers in 1995. In fact, Sears, Roebuck was the second best performing stock in the Dow Jones Industrial Average Index for the year.

                              CONVERTIBLE  CONVERTIBLE
                    CMMN ST    PREFERRED      BONDS     US   SHORT TERM
                    -------   -----------  -----------  --   ----------
Investors Fund      88.3        1.8           1.2       1       7.7

SALOMON BROTHERS INVESTMENT SERIES

Portfolio Review (concluded)

With the chance of earnings disappointments increasing in a slowing economy, the Fund is emphasizing companies with less cyclical exposure and more predictable earnings growth. SmithKline Beecham-ADR, First Data and The Bank of New York are among the Fund's top ten holdings. We consider companies that are restructuring such as Ball, Federated Department Stores and Sears, Roebuck to be defensive holdings in a decelerating economy since they are less dependent on top line growth to achieve their earnings estimates. In addition, we have added holdings of companies with middle-size capitalizations ($500 million to $5 billion) to the Fund's portfolio over the past several months. These companies typically have less overseas exposure than larger firms, and thus these holdings should help insulate the portfolio from potential negative effects of decelerating European markets and the impact of a stronger dollar.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                             YIELD TO
                                                            MATURITY ON
PRINCIPAL                                                     DATE OF      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                    PURCHASE*       DATE          1A)
--------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER -- 29.4%
              CONSUMER NON-CYCLICALS -- 3.6%
$  400,000    Heinz (HJ).................................      5.600%       02/06/96   $   397,760
                                                                                       -----------
              FINANCIAL SERVICES -- 7.3%
   400,000    BIL North America..........................      5.750        01/16/96       399,042
   400,000    Ford Motor Credit..........................      5.550        02/13/96       397,348
                                                                                       -----------
                                                                                           796,390
                                                                                       -----------
              MEDIA -- 3.7%
   400,000    Gannett....................................      5.630        01/26/96       398,436
                                                                                       -----------
              MUNICIPAL -- 7.4%
   400,000    De Kalb County, Georgia Development
                Authority................................      5.950        01/25/96       400,000
   400,000    Methodist Hospital (Houston, Texas)........      5.950        01/02/96       400,000
                                                                                       -----------
                                                                                           800,000
                                                                                       -----------
              TELECOMMUNICATIONS & UTILITIES -- 3.7%
   400,000    U.S. West Communications...................      5.700        01/25/96       398,480
                                                                                       -----------
              TRANSPORTATION -- 3.7%
   400,000    Daimler-Benz NA............................      5.670        01/26/96       398,425
                                                                                       -----------
              TOTAL COMMERCIAL PAPER
                (cost $3,189,491)........................                                3,189,491
                                                                                       -----------
              FLOATING RATE NOTES -- 60.0%
              ALABAMA -- 3.7%
   400,000    Selma, Alabama Industrial Development Board
                VR.......................................      6.280        01/09/96       400,000
                                                                                       -----------
              CALIFORNIA -- 3.7%
   400,000    Pasadena, California Certificates of
                Participation VR.........................      6.000        01/02/96       400,000
                                                                                       -----------
              FLORIDA -- 3.7%
   400,000    Florida Housing Finance Agency VR..........      5.860        01/03/96       400,000
                                                                                       -----------
              ILLINOIS -- 3.7%
   400,000    Illinois Student Assistance Commission
                VR.......................................      6.160        01/03/96       400,000
                                                                                       -----------
              MICHIGAN -- 1.8%
   200,000    Genesis Health Systems VR..................      5.930        01/03/96       200,000
                                                                                       -----------
              NEW JERSEY -- 5.1%
   260,000    New Jersey Economic Development
                Authority VR.............................      6.070        01/02/96       260,000
   300,000    New Jersey Economic Development
                Authority VR.............................      6.190        01/02/96       300,000
                                                                                       -----------
                                                                                           560,000
                                                                                       -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS CASH MANAGEMENT FUND (concluded)
--------------------------------------------------------------------------------

                                                             YIELD TO
                                                            MATURITY ON
PRINCIPAL                                                     DATE OF      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                    PURCHASE*       DATE          1A)
--------------------------------------------------------------------------------------------------
              NEW YORK -- 19.8%
$  400,000    Fulton County, New York Industrial
                Development Agency VR....................      6.000%       01/04/96   $   400,000
   400,000    Health Insurance Plan,
                Greater New York VR......................      5.950        01/03/96       400,000
   400,000    New York, New York
                Industrial Development Agency VR.........      6.000        01/03/96       400,000
   150,000    New York, New York
                Industrial Development Agency VR.........      6.000        01/03/96       150,000
   400,000    New York, New York GO VR...................      6.000        01/03/96       400,000
   400,000    Syracuse, New York GO VR...................      7.000        01/03/96       400,000
                                                                                       -----------
                                                                                         2,150,000
                                                                                       -----------
              NORTH CAROLINA -- 3.7%
   400,000    Greensboro, North Carolina GO VR...........      6.050        01/03/96       400,000
                                                                                       -----------
              TENNESSEE -- 3.7%
   400,000    Community Health Systems VR................      6.100        01/03/96       400,000
                                                                                       -----------
              TEXAS -- 7.4%
   400,000    Texas State GO VR..........................      5.860        01/03/96       400,000
   400,000    Tyler, Texas Health Facilities
                Development VR...........................      6.100        01/03/96       400,000
                                                                                       -----------
                                                                                           800,000
                                                                                       -----------
              VIRGINIA -- 3.7%
   400,000    Virginia State, Housing Development
                Authority VR.............................      5.950        01/03/96       400,000
                                                                                       -----------
              TOTAL FLOATING RATE NOTES
                (cost $6,510,000)........................                                6,510,000
                                                                                       -----------
              TOTAL INVESTMENTS -- 89.4%
                (cost $9,699,491)........................                                9,699,491
              REPURCHASE AGREEMENT -- 9.5%
 1,036,551    Repurchase Agreement dated 12/29/95, with
                J.P. Morgan, collateralized by $795,000
                U.S. Treasury Bonds, 8.500%, due
                02/15/20, valued at $1,058,344; proceeds:
                $1,037,213 (cost $1,036,551).............      5.750        01/02/96     1,036,551
              Other assets in excess of
                liabilities -- 1.1%......................                                  124,762
                                                                                       -----------
              NET ASSETS -- 100.0%.......................                              $10,860,804
                                                                                       ============

  * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviation used in this statement:

GO -- General Obligation

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY      VALUE
 AMOUNT                      DESCRIPTION                       RATE          DATE      (NOTE 1A)
-------------------------------------------------------------------------------------------------
            MUNICIPAL SECURITIES -- 92.2%
            NEW YORK -- 78.9%
$150,000    Metropolitan Transportation Authority New
              York FSA...................................      5.700%       07/01/24   $  152,012
 300,000    New York City, New York
              Municipal Water Finance Authority..........      6.000        06/15/17      307,992
 300,000    New York City, New York GO...................      7.375        08/15/13      340,968
 300,000    New York City, New York GO...................      6.750        10/01/17      318,246
 200,000    New York State GO............................      6.000        03/15/20      208,436
 250,000    New York State,
              Local Government Assistance
              Corporation................................      6.000        04/01/18      261,725
 100,000    New York State,
              Medical Care Facilities Finance Agency.....      6.000        02/15/11      100,955
 100,000    New York State,
              Medical Care Facilities Finance Agency
              MBIA.......................................      5.900        02/15/21      104,357
 150,000    New York State,
              Urban Development Corporation..............      5.500        01/01/19      148,263
 100,000    New York State, Dormitory Authority
              (City University System of New York).......      5.750        07/01/18      102,034
 315,000    New York State, Dormitory Authority
              (State University Educational
              Facilities)................................      6.000        05/15/17      316,777
 200,000    New York State, Mortgage Agency..............      6.500        04/01/13      208,236
 250,000    New York State, Thruway Authority............      6.000        04/01/10      254,083
 200,000    Suffolk County, New York
              Industrial Development Agency VR...........      5.850        01/02/96      200,000
                                                                                       ----------
                                                                                        3,024,084
                                                                                       ----------
            PUERTO RICO -- 13.3%
 250,000    Puerto Rico Commonwealth, GO.................      6.000        07/01/14      258,058
 250,000    Puerto Rico Commonwealth, Highway Authority..      6.000        07/01/20      254,033
                                                                                       ----------
                                                                                          512,091
                                                                                       ----------
            TOTAL INVESTMENTS -- 92.2%
              (cost $3,385,615)..........................                               3,536,175
            Other assets in excess of
              liabilities -- 7.8%........................                                 297,776
                                                                                       ----------
            NET ASSETS -- 100.0%.........................                              $3,833,951
                                                                                       ==========

Abbreviations used in this statement:

FSA -- Insured as to principal and interest by the Financial Security Assurance Corporation.

GO   -- General Obligation

MBIA -- Insured as to principal and interest by the Municipal Bond Insurance Association.

VR   -- Variable Rate Demand Note. Maturity date shown is the date of next interest rate change.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                      RATE          DATE          1A)
--------------------------------------------------------------------------------------------------
              MUNICIPAL SECURITIES -- 95.9%
              CALIFORNIA -- 2.8%
$  285,000    Los Angeles, California AMBAC..............      6.000%       08/01/03   $   309,162
                                                                                       -----------
              CONNECTICUT -- 4.7%
   500,000    Connecticut State GO.......................      5.250        03/15/06       518,365
                                                                                       -----------
              FLORIDA -- 1.7%
   180,000    Florida Housing Finance Agency.............      6.150        07/01/06       187,245
                                                                                       -----------
              ILLINOIS -- 6.8%
   300,000    Chicago, Illinois Metropolitan Water GO....      5.900        12/01/06       326,454
   400,000    Illinois Student Assistance Commission.....      6.400        03/01/04       418,316
                                                                                       -----------
                                                                                           744,770
                                                                                       -----------
              INDIANA -- 9.3%
   300,000    Indiana Secondary Market for Education.....      5.550        12/01/05       305,715
   650,000    Indiana Transportation Finance Authority...      6.250        11/01/03       709,592
                                                                                       -----------
                                                                                         1,015,307
                                                                                       -----------
              LOUISIANA -- 4.5%
   450,000    Louisiana Public Facilities Authority......      6.750        09/01/06       487,548
                                                                                       -----------
              MASSACHUSETTS -- 4.1%
   400,000    Commonwealth of Massachusetts,
                Health & Educational Facilities
                Authority................................      6.500        12/01/05       445,140
                                                                                       -----------
              MICHIGAN -- 4.3%
   475,000    Michigan State,
                Housing Development Authority FGIC.......      6.300        04/01/03       476,036
                                                                                       -----------
              MISSISSIPPI -- 4.6%
   480,000    Mississippi Higher Education...............      6.050        09/01/07       500,323
                                                                                       -----------
              NEW JERSEY -- 4.4%
   450,000    Passaic Valley, New Jersey
                Sewer Commission AMBAC...................      5.750        12/01/07       478,026
                                                                                       -----------
              NEW YORK -- 23.8%
   700,000    New York State, Dormitory Authority
                MBIA.....................................      5.600        07/01/06       732,249
   400,000    New York State, Dormitory Authority
                (State University of New York)...........      6.625        07/01/04       454,676
   500,000    New York State, Mortgage Agency............      5.900        10/01/06       508,310
   400,000    New York State, Thruway Authority MBIA.....      6.000        01/01/04       435,752
   450,000    New York, New York GO......................      6.500        02/01/02       476,564
                                                                                       -----------
                                                                                         2,607,551
                                                                                       -----------
              PENNSYLVANIA -- 8.4%
   400,000    Geisinger Authority, Pennsylvania Health
                System...................................      6.000        07/01/01       428,168
   500,000    Monroeville, Pennsylvania Hospital
                Authority................................      5.750        10/01/05       490,815
                                                                                       -----------
                                                                                           918,983
                                                                                       -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS NATIONAL INTERMEDIATE MUNICIPAL FUND (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                      RATE          DATE          1A)
--------------------------------------------------------------------------------------------------
              SOUTH CAROLINA -- 7.7%
$  750,000    South Carolina State,
              Public Service Authority FGIC..............      6.500%       01/01/05   $   845,257
                                                                                       -----------
              TEXAS -- 8.8%
   500,000    Austin, Texas Airport Systems MBIA.........      6.500        11/15/05       560,770
   400,000    Central Texas Higher Education Authority...      5.200        12/01/04       405,112
                                                                                       -----------
                                                                                           965,882
                                                                                       -----------
              TOTAL INVESTMENTS -- 95.9%
                (cost $10,075,715).......................                               10,499,595
              Other assets in excess of
                liabilities -- 4.1%......................                                  447,445
                                                                                       -----------
              NET ASSETS -- 100.0%.......................                              $10,947,040
                                                                                       ============

Abbreviations used in this statement:

AMBAC -- Insured as to principal and interest by the American Municipal Bond Assurance Corporation.

FGIC   -- Insured as to principal and interest by the Financial Guaranty
Insurance Company.

GO     -- General Obligation

MBIA   -- Insured as to principal and interest by the Municipal Bond Insurance
Association.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 59.2%
$  300,000    U.S. Treasury Note........................      7.750%       01/31/00   $   325,875
   150,000    U.S. Treasury Note........................      6.750        04/30/00       157,851
 1,000,000    U.S. Treasury Note........................      6.500        08/15/05     1,065,310
 1,350,000    U.S. Treasury Note........................      6.125        05/31/97     1,366,457
 3,200,000    U.S. Treasury Note........................      7.125        02/29/00     3,406,496
                                                                                      -----------
              TOTAL U.S. TREASURY NOTES
                (cost $6,077,872).......................                                6,321,989
                                                                                      -----------
              U.S. GOVERNMENT AGENCY -- 36.1%
   100,000    Federal Home Loan Bank....................      5.940        06/13/00       101,547
    78,138    Federal Home Loan Mortgage Corporation....      6.000        07/01/10        77,306
   715,249    Federal Home Loan Mortgage Corporation....      6.000        08/01/10       707,632
   386,959    Federal Home Loan Mortgage Corporation....      6.000        09/01/10       382,838
   565,229    Federal Home Loan Mortgage Corporation....      6.000        10/01/10       560,096
    41,051    Federal Home Loan Mortgage Corporation....      6.000        10/01/10        40,678
   264,190    Federal National Mortgage Association.....     11.500        02/01/20       301,200
 1,500,000    Federal National Mortgage
                Association(a)..........................      6.500          **         1,480,781
   200,000    Government National Mortgage Association..      7.000        01/22/26       202,094
                                                                                      -----------
              TOTAL U.S. GOVERNMENT AGENCY
                (cost $3,772,885).......................                                3,854,172
                                                                                      -----------
              TOTAL INVESTMENTS -- 95.3%
                (cost $9,850,757).......................                               10,176,161
                                                                                      -----------
              REPURCHASE AGREEMENTS -- 19.4%
 1,032,000    Repurchase Agreement dated 12/29/95, with
                J.P. Morgan, collateralized by $791,000
                U.S. Treasury Bonds, 8.500%, due
                02/15/20, valued at $1,053,019;
                proceeds: $1,032,659....................      5.750        01/02/96     1,032,000
 1,032,000    Repurchase Agreement dated 12/29/95, with
                Merrill Lynch, collateralized by
                $1,040,000 U.S. Treasury Notes, 5.625%,
                due 10/31/97, valued at $1,056,900;
                proceeds: $1,032,642....................      5.600        01/02/96     1,032,000
                                                                                      -----------
              TOTAL REPURCHASE AGREEMENTS
                (cost $2,064,000).......................                                2,064,000
                                                                                      -----------
              Liabilities in excess of other
                assets -- (14.7%).......................                               (1,565,222)
                                                                                      -----------
              NET ASSETS -- 100.0%......................                              $10,674,939
                                                                                      ============

(a) Mortgage Dollar Roll. See Note 1.

 ** TBA -- To be announced.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              CORPORATE BONDS -- 76.9%
              BASIC INDUSTRIES -- 19.9%
$  500,000    Asia Pulp & Paper International Finance...     11.750%       10/01/05   $   490,000
   400,000    Crown Paper...............................     11.000        09/01/05       350,000
   250,000    Foamex....................................     11.875        10/01/04       245,000
   500,000    Harris Chemical (Zero Coupon until
                01/15/96, 10.25% thereafter)(a).........     11.109        07/15/01       475,000
   250,000    Indah Kiat International Finance..........     12.500        06/15/06       250,000
 1,000,000    International Semi-Technology (Zero Coupon
                until 08/15/00, 11.50% thereafter)(a)...     13.420        08/15/03       536,250
   500,000    Norcal Waste Systems*.....................     12.500        11/15/05       505,000
   500,000    Outdoor Systems...........................     10.750        08/15/03       475,000
   500,000    RBX.......................................     11.250        10/15/05       495,000
   250,000    Renco Metals..............................     12.000        07/15/00       271,250
   500,000    Repap Wisconsin...........................      9.875        05/01/06       472,500
   500,000    Specialty Equipment.......................     11.375        12/01/03       507,500
   500,000    Terex.....................................     13.750        05/15/02       433,750
   500,000    Valcor....................................      9.625        11/01/03       460,000
                                                                                      -----------
                                                                                        5,966,250
                                                                                      -----------
              CONSUMER CYCLICALS -- 9.4%
   500,000    Cole National.............................     11.250        10/01/01       501,250
   500,000    Flagstar..................................     10.750        09/15/01       455,000
   500,000    Herff Jones...............................     11.000        08/15/05       533,750
   500,000    Hines Horticulture........................     11.750        10/15/05       518,750
   500,000    Revlon Worldwide(a).......................     13.247        03/15/98       371,250
   500,000    Specialty Retailer........................     11.000        08/15/03       455,000
                                                                                      -----------
                                                                                        2,835,000
                                                                                      -----------
              CONSUMER NON-CYCLICALS -- 25.5%
   500,000    American Safety Razor.....................      9.875        08/01/05       508,750
   500,000    Bally's Grand.............................     10.375        12/15/03       510,000
   500,000    Berry Plastics............................     12.250        04/15/04       537,500
   500,000    Borg-Warner...............................      9.125        05/01/03       450,000
   500,000    Carr-Gottstein Foods......................     12.000        11/15/05       505,000
   250,000    Dade International........................     13.000        02/01/05       280,000
   500,000    Empress River Casino......................     10.750        04/01/02       516,250
   500,000    Grand Casinos.............................     10.125        12/01/03       524,375
   500,000    Hollywood Casino..........................     12.750        11/01/03       457,500
   450,000    Jordan Industries (Zero Coupon until
                08/01/98, 11.75% thereafter)(a).........     14.013        08/01/05       261,000
   500,000    Pathmark Stores...........................      9.625        05/01/03       486,250
   500,000    Penn Traffic..............................      9.625        04/15/05       390,000
   500,000    Samsonite.................................     11.125        07/15/05       480,000
   500,000    Selmer....................................     11.000        05/15/05       492,500
   250,000    Specialty Foods...........................     11.125        10/01/02       242,500
   250,000    Telex Communications......................     12.000        07/15/04       256,875
   256,912    Trump Taj Mahal(b)........................     11.350        11/15/99       247,278
   500,000    Williamhouse Regency......................     13.000        11/15/05       518,750
                                                                                      -----------
                                                                                        7,664,528
                                                                                      -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS HIGH YIELD BOND FUND (continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              MEDIA -- 15.6%
$  500,000    Adelphia Communications...................     12.500%       05/15/02   $   490,000
 1,000,000    Comcast UK Cable (Zero Coupon until
                11/15/00, 11.20% thereafter)(a).........     11.200        11/15/07       585,000
 1,000,000    Diamond Cable (Zero Coupon until 12/15/00,
                11.75% thereafter)(a)...................     11.750        12/15/05       587,500
   250,000    Katz......................................     12.750        11/15/02       267,500
 1,000,000    Marcus Cable (Zero Coupon until 12/15/00,
                14.25% thereafter)(a)...................     12.867        12/15/05       680,000
   500,000    People's Choice TV (Zero Coupon until
                06/01/00, 13.125% thereafter)(a)........     13.125        06/01/04       290,000
   500,000    Rogers Cablesystems.......................     10.000        12/01/07       538,750
   500,000    Sinclair Broadcast Group..................     10.000        09/30/05       510,000
   750,000    United International Holdings(a)..........     13.371        11/15/99       465,000
   250,000    Wireless One..............................     13.000        10/15/03       261,250
                                                                                      -----------
                                                                                        4,675,000
                                                                                      -----------
              TELECOMMUNICATIONS & UTILITIES -- 4.3%
   500,000    A+ Network................................     11.875        11/01/05       505,000
   900,000    In Flight Phone, including 900 attached
                warrants (Zero Coupon until 05/15/98,
                14.00% thereafter)(a)...................     19.691        05/15/02       297,000
   300,000    Winstar Communications (Zero Coupon until
                10/15/00, 14.00% thereafter)(a).........     14.000        10/15/05       475,500
                                                                                      -----------
                                                                                        1,277,500
                                                                                      -----------
              TRANSPORTATION -- 2.2%
   250,000    Petro PSC Properties......................     12.500        06/01/02       240,000
   500,000    Venture Holdings Trust....................      9.750        04/01/04       417,500
                                                                                      -----------
                                                                                          657,500
                                                                                      -----------
              TOTAL CORPORATE BONDS
                (cost $23,018,520)......................                               23,075,778
                                                                                      -----------
              SOVEREIGN BONDS -- 15.7%
              ARGENTINA -- 4.6%
 1,750,000    Republic of Argentina FRB*................      6.813        03/31/05     1,249,063
   250,000    Republic of Argentina, Par Bonds, Series
                L*......................................      5.000        03/31/23       141,875
                                                                                      -----------
                                                                                        1,390,938
                                                                                      -----------
              BRAZIL -- 3.9%
   902,027    Republic of Brazil, C Bond(b).............      8.000        04/15/14       517,537
   142,500    Republic of Brazil, IDU Bonds*............      6.688        01/01/01       122,906
   750,000    Republic of Brazil, Series EI*............      6.813        04/15/06       515,625
                                                                                      -----------
                                                                                        1,156,068
                                                                                      -----------
              BULGARIA -- 1.3%
   750,000    Republic of Bulgaria, Discount Bonds,
                Series A*...............................      6.750        07/28/24       399,844
                                                                                      -----------
              ECUADOR -- 1.5%
 1,379,003    Republic of Ecuador, PDI Bonds*(b)........      6.813        02/27/15       461,966
                                                                                      -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS HIGH YIELD BOND FUND (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              MEXICO -- 1.1%
$  500,000    United Mexican States, Par Bonds, Series
                A, including 500,000 attached
                warrants................................      6.250%       12/31/19   $   328,750
                                                                                      -----------
              POLAND -- 3.3%
 1,250,000    Republic of Poland, PDI Bonds*............      3.750        10/27/14       814,063
   350,000    Republic of Poland, Series RSTA*..........      2.750        10/27/24       174,125
                                                                                      -----------
                                                                                          988,188
                                                                                      -----------
              TOTAL SOVEREIGN BONDS
                (cost $4,340,570).......................                                4,725,754
                                                                                      -----------
              LOAN PARTICIPATION -- 1.1%
   500,000    Kingdom of Morocco, Tranche A* (c) (Chase
                Manhattan Bank, N.A. and Morgan Guaranty
                Trust Company)
                (cost $317,724).........................      6.594        01/01/09       336,250
                                                                                      -----------
              TOTAL INVESTMENTS -- 93.7%
                (cost $27,676,814)......................                               28,137,782
                                                                                      -----------
              REPURCHASE AGREEMENTS -- 7.9%
 1,187,000    Repurchase Agreement dated 12/29/95, with
                J.P. Morgan, collateralized by $910,000
                U.S. Treasury Bonds, 8.500%, due
                02/15/20, valued at $1,211,438;
                proceeds: $1,187,758....................      5.750        01/02/96     1,187,000
 1,187,000    Repurchase Agreement dated 12/29/95, with
                Merrill Lynch, collateralized by
                $1,195,000 U.S. Treasury Notes, 5.625%,
                due 10/31/97, valued at $1,214,419;
                proceeds: $1,187,739....................      5.600        01/02/96     1,187,000
                                                                                      -----------
              TOTAL REPURCHASE AGREEMENTS
                (cost $2,374,000).......................                                2,374,000
                                                                                      -----------
              Liabilities in excess of other
                assets -- (1.6%)........................                                 (486,048)
                                                                                      -----------
              NET ASSETS -- 100.0%......................                              $30,025,734
                                                                                      ============

 * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

(b) Payment-in-kind security for which part of the interest earned is paid by the issuance of additional bonds.

(c) Participation interest was acquired through the financial institutions indicated parenthetically.

Abbreviations used in this statement:

EI  -- Eligible Interest.

FRB -- Floating Rate Bond.

IDU  -- Interest Due and Unpaid.

PDI  -- Past Due Interest.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS STRATEGIC BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              CORPORATE BONDS -- 49.1%
              BASIC INDUSTRIES -- 9.6%
$  250,000    Foamex....................................     11.875%       10/01/04   $   245,000
   250,000    RBX.......................................     11.250        10/15/05       247,500
   250,000    Renco Metals..............................     12.000        07/15/00       271,250
   250,000    Terex.....................................     13.750        05/15/02       216,875
   250,000    Valcor....................................      9.625        11/01/03       230,000
                                                                                      -----------
                                                                                        1,210,625
                                                                                      -----------
              CONSUMER CYCLICALS -- 5.9%
   250,000    Cole National.............................     11.250        10/01/01       250,625
   250,000    Hines Horticulture........................     11.750        10/15/05       259,375
   200,000    U.S. Leasing International................      8.450        01/25/05       226,250
                                                                                      -----------
                                                                                          736,250
                                                                                      -----------
              CONSUMER NON-CYCLICALS -- 20.5%
   250,000    American Safety Razor.....................      9.875        08/01/05       254,375
   250,000    Bally's Grand.............................     10.375        12/15/03       255,000
   250,000    Berry Plastics............................     12.250        04/15/04       268,750
   250,000    Dade International........................     13.000        02/01/05       280,000
   250,000    Hollywood Casino..........................     12.750        11/01/03       228,750
   450,000    Jordan Industries (Zero Coupon until
                08/01/98, 11.75% thereafter)(a).........     14.013        08/01/05       261,000
   250,000    Pathmark Stores...........................      9.625        05/01/03       243,125
   250,000    Penn Traffic..............................      9.625        04/15/05       195,000
   100,000    Samsonite.................................     11.125        07/15/05        96,000
   250,000    Selmer....................................     11.000        05/15/05       246,250
   256,912    Trump Taj Mahal(b)........................     11.350        11/15/99       247,278
                                                                                      -----------
                                                                                        2,575,528
                                                                                      -----------
              MEDIA -- 8.2%
   250,000    Adelphia Communications...................     12.500        05/15/02       245,000
   500,000    Marcus Cable (Zero Coupon until 12/15/00,
                14.25% thereafter)(a)...................     12.813        12/15/05       340,000
   500,000    People's Choice TV (Zero Coupon until
                06/01/00, 13.125% thereafter)(a)........     13.125        06/01/04       290,000
   250,000    United International Holdings(a)..........     13.893        11/15/99       155,000
                                                                                      -----------
                                                                                        1,030,000
                                                                                      -----------
              TELECOMMUNICATIONS & UTILITIES -- 4.9%
   250,000    A+ Network................................     11.875        11/01/05       252,500
   400,000    In Flight Phone, including 400 attached
                warrants (Zero Coupon until 05/15/98,
                14.00% thereafter)(a)...................     14.000        05/15/02       132,000
   150,000    Winstar Communications (Zero Coupon until
                10/15/00, 14.00% thereafter)(a).........     14.000        10/15/05       237,750
                                                                                      -----------
                                                                                          622,250
                                                                                      -----------
              TOTAL CORPORATE BONDS
                (cost $6,138,570).......................                                6,174,653
                                                                                      -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------

   PRINCIPAL                                               INTEREST      MATURITY    VALUE (NOTE
    AMOUNT                     DESCRIPTION                   RATE          DATE          1A)
------------------------------------------------------------------------------------------------
                   SOVEREIGN BONDS -- 25.9%
                   ARGENTINA -- 1.1%
$       250,000    Republic of Argentina, Par Bonds,
                     Series L*.........................      5.000%       03/31/23   $   141,875
                                                                                     -----------
                   BELGIUM -- 0.3%
BEF   1,000,000    Kingdom of Belgium, Series 19.......      6.500        03/31/05        33,537
                                                                                     -----------
                   BRAZIL -- 5.3%
$     1,167,329    Republic of Brazil, C Bond(b).......      8.000        04/15/14       669,755
                                                                                     -----------
                   BULGARIA -- 2.1%
$       500,000    Republic of Bulgaria, Discount
                     Bonds, Series A*..................      6.750        07/28/24       266,563
                                                                                     -----------
                   CANADA -- 0.4%
 CAD     39,000    Government of Canada................      9.000        12/01/04        32,203
 CAD     19,000    Government of Canada................      6.250        02/01/98        14,004
                                                                                     -----------
                                                                                          46,207
                                                                                     -----------
                   DENMARK -- 0.2%
 DKK     50,000    Kingdom of Denmark..................      7.000        12/15/04         9,486
 DKK     90,000    Kingdom of Denmark..................      9.000        11/15/98        17,639
                                                                                     -----------
                                                                                          27,125
                                                                                     -----------
                   ECUADOR -- 2.5%
$       850,000    Republic of Ecuador, Par Bonds*.....      3.000        02/28/25       308,125
                                                                                     -----------
                   GERMANY -- 3.6%
  DEM   300,000    Government of Germany, Series 91....      8.375        05/21/01       239,185
  DEM   120,000    Government of Germany, Series 95....      7.375        01/03/05        91,018
  DEM   160,000    Government of Germany, Series 106...      6.000        02/20/98       116,096
                                                                                     -----------
                                                                                         446,299
                                                                                     -----------
                   ITALY -- 0.7%
ITL  45,000,000    Government of Italy Treasury........      9.500        01/01/05        26,521
ITL 105,000,000    Government of Italy Treasury........      9.500        12/01/97        65,352
                                                                                     -----------
                                                                                          91,873
                                                                                     -----------
                   JAPAN -- 0.8%
JPY  10,000,000    Government of Japan, Series 29......      4.200        09/21/15       103,413
                                                                                     -----------
                   MEXICO -- 2.6%
$       500,000    United Mexican States, Par Bonds,
                     Series A, including 500,000
                     attached warrants.................      6.250        12/31/19       328,750
                                                                                     -----------
                   NETHERLANDS -- 0.5%
 NLG     45,000    Netherlands Government..............      7.000        06/15/05        29,472
 NLG     60,000    Netherlands Government..............      6.250        07/15/98        39,136
                                                                                     -----------
                                                                                          68,608
                                                                                     -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS STRATEGIC BOND FUND (continued)
--------------------------------------------------------------------------------

   PRINCIPAL                                               INTEREST      MATURITY    VALUE (NOTE
    AMOUNT                     DESCRIPTION                   RATE          DATE          1A)
------------------------------------------------------------------------------------------------
                   POLAND -- 4.6%
$       500,000    Republic of Poland, PDI Bonds*......      3.750%       10/27/14   $   325,625
$       500,000    Republic of Poland, Series RSTA*....      2.750        10/27/24       248,750
                                                                                     -----------
                                                                                         574,375
                                                                                     -----------
                   SPAIN -- 0.3%
ESP     590,000    Government of Spain.................     10.000        02/28/05         4,922
ESP   3,210,000    Government of Spain.................     11.450        08/30/98        27,734
                                                                                     -----------
                                                                                          32,656
                                                                                     -----------
                   UNITED KINGDOM -- 0.9%
 GBP     75,000    United Kingdom Treasury.............      7.000        11/06/01       116,581
                                                                                     -----------
                   TOTAL SOVEREIGN BONDS
                     (cost $2,784,100).................                                3,255,742
                                                                                     -----------
                   LOAN PARTICIPATION -- 2.7%
$       500,000    Kingdom of Morocco, Tranche A*(c)
                     (Chase Manhattan Bank, N.A. and
                     Morgan Guaranty Trust Company)
                     (cost $317,724)...................      6.594        01/01/09       336,250
                                                                                     -----------
                   U.S. GOVERNMENT & AGENCY -- 14.6%
$       638,310    Federal Home Loan Mortgage
                     Corporation.......................      6.000        09/01/10       631,512
$        57,397    Federal Home Loan Mortgage
                     Corporation.......................      6.000        10/01/10        56,785
$     1,100,000    Federal National Mortgage
                     Association(d)....................      6.500          **         1,085,906
$        60,000    U.S. Treasury Note..................      6.125        05/31/97        60,731
                                                                                     -----------
                                                                                       1,834,934
                                                                                     -----------
                   TOTAL U.S. GOVERNMENT & AGENCY
                     (cost $1,794,702).................                                1,834,934
                                                                                     -----------
                   TOTAL INVESTMENTS -- 92.3%
                     (cost $11,035,096)................                               11,601,579
                                                                                     -----------
                   REPURCHASE AGREEMENTS -- 16.6%
$     1,042,000    Repurchase Agreement dated 12/29/95,
                     with J.P. Morgan, collateralized
                     by $799,000 U.S. Treasury Bonds,
                     8.500%, due 02/15/20, valued at
                     $1,063,669; proceeds:
                     $1,042,666........................      5.750        01/02/96     1,042,000

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS STRATEGIC BOND FUND (concluded)
--------------------------------------------------------------------------------

   PRINCIPAL                                               INTEREST      MATURITY    VALUE (NOTE
    AMOUNT                     DESCRIPTION                   RATE          DATE          1A)
------------------------------------------------------------------------------------------------
$      1,042,000   Repurchase Agreement dated 12/29/95,
                     with Merrill Lynch, collateralized
                     by $1,050,000 U.S. Treasury Notes,
                     5.625%, due 10/31/97, valued at
                     $1,067,063; proceeds:
                     $1,042,648........................      5.600%       01/02/96   $ 1,042,000
                                                                                     -----------
                   TOTAL REPURCHASE AGREEMENTS
                     (cost $2,084,000).................                                2,084,000
                                                                                     -----------
                   Liabilities in excess of other
                     assets -- (8.9%)..................                               (1,119,166)
                                                                                     -----------
                   NET ASSETS -- 100.0%................                              $12,566,413
                                                                                     ============

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

                                                                                               UNREALIZED
                    MATURITY             CONTRACTS TO                          CONTRACTS      APPRECIATION
                      DATES            DELIVER/RECEIVE     IN EXCHANGE FOR      AT VALUE     (DEPRECIATION)
  ------------------------------------------------------------------------------------------------------
PURCHASES
                    01/22/96           $        272,728    DEM     389,518       $271,712        $(1,016)
              01/22/96 to 01/24/96              218,035    FRF   1,072,831        218,954            919
                    01/22/96                    106,995    GBP      69,840        108,293          1,298
                    01/22/96                     61,174    ITL  98,716,411         61,911            737
SALES
                    01/22/96            BEF     952,364    $        31,452         32,406           (954)
                    01/22/96            GBP     142,788            222,561        221,404          1,157
                    01/22/96            CAD      59,932             43,785         43,929           (144)
                    01/22/96            DKK     145,898             25,492         26,266           (774)
                    01/22/96            FRF   1,052,926            210,037        214,885         (4,848)
                    01/22/96            DEM   1,045,092            724,418        729,013         (4,595)
                    01/22/96            ITL 243,985,473            149,511        153,019         (3,508)
                    01/22/96            JPY  11,118,743            110,415        107,999          2,416
                    01/22/96            NLG     110,912             67,897         69,148         (1,251)
                    01/22/96            ESP   3,840,396             30,008         31,501         (1,493)
                                                                                             -----------
                                                                                                $(12,056)
                                                                                             ===========


  * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.

 ** TBA -- To be announced.

(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

(b) Payment-in-kind security for which part of the interest earned is paid by the issuance of additional bonds.

(c) Participation interest was acquired through the financial institutions indicated parenthetically.

(d) Mortgage Dollar Roll. See Note 1.

Abbreviations used in this statement:

PDI  -- Past Due Interest

BEF  -- Belgian Franc

CAD  -- Canadian Dollar

DEM  -- German Deutschemark

DKK  -- Danish Krone

ESP  -- Spanish Peseta

FRF  -- French Franc

GBP  -- British Pound Sterling

ITL  -- Italian Lira

JPY  -- Japanese Yen

NLG  -- Netherlands Guilder

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                                                      VALUE
SHARES                                  DESCRIPTION                                 (NOTE 1A)
----------------------------------------------------------------------------------------------
          COMMON STOCKS -- 43.2%
          BASIC INDUSTRIES -- 2.3%
  1,600   Dow Chemical...........................................................   $  112,600
  3,000   Dupont (E.I.) de Nemours...............................................      209,625
                                                                                    ----------
                                                                                       322,225
                                                                                    ----------
          CAPITAL GOODS -- 4.1%
  2,800   Boeing.................................................................      219,450
  6,000   Deere..................................................................      211,500
  2,200   Textron................................................................      148,500
                                                                                    ----------
                                                                                       579,450
                                                                                    ----------
          CONSUMER CYCLICALS -- 5.9%
  6,000   Ball...................................................................      165,000
  4,000   Eastman Kodak..........................................................      268,000
  6,000   Ford Motor.............................................................      174,000
  5,100   May Department Stores..................................................      215,475
                                                                                    ----------
                                                                                       822,475
                                                                                    ----------
          CONSUMER NON-CYCLICALS -- 1.7%
  1,500   Philip Morris Companies................................................      135,750
  2,000   Tambrands..............................................................       95,500
                                                                                    ----------
                                                                                       231,250
                                                                                    ----------
          ENERGY -- 10.7%
  3,500   Amoco..................................................................      251,559
  3,000   Exxon..................................................................      240,375
  2,000   Mobil..................................................................      224,000
  1,000   Royal Dutch Petroleum, 5 Guilder.......................................      141,125
  3,000   Texaco.................................................................      235,500
  7,000   Ultramar...............................................................      180,250
  5,000   Williams Companies.....................................................      219,375
                                                                                    ----------
                                                                                     1,492,184
                                                                                    ----------
          FINANCIAL SERVICES -- 5.0%
  2,500   American General.......................................................       87,188
  3,300   Citicorp...............................................................      221,925
  7,000   Prudential Reinsurance Holdings........................................      163,625
  4,200   UNUM...................................................................      231,000
                                                                                    ----------
                                                                                       703,738
                                                                                    ----------
          HEALTH CARE -- 2.9%
  1,200   American Home Products.................................................      116,400
  5,200   SmithKline Beecham -- ADR..............................................      288,600
                                                                                    ----------
                                                                                       405,000
                                                                                    ----------
          REAL ESTATE INVESTMENT TRUSTS -- 2.3%
  7,000   Beacon Properties......................................................      161,000
  6,200   Patriot American Hospitality...........................................      159,650
                                                                                    ----------
                                                                                       320,650
                                                                                    ----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------

                                                                                      VALUE
SHARES                                  DESCRIPTION                                 (NOTE 1A)
----------------------------------------------------------------------------------------------
          TELECOMMUNICATIONS & UTILITIES -- 6.4%
  5,000   American Electric Power................................................   $  202,500
  3,000   Ameritech..............................................................      177,000
  4,600   BellSouth..............................................................      200,100
  3,000   Boston Edison..........................................................       88,500
  5,000   GTE....................................................................      220,000
                                                                                    ----------
                                                                                       888,100
                                                                                    ----------
          TRANSPORTATION -- 1.9%
 18,000   Canadian National Railway..............................................      270,000
                                                                                    ----------
          TOTAL COMMON STOCKS
            (cost $5,687,214)....................................................    6,035,072
                                                                                    ----------
          CONVERTIBLE PREFERRED STOCKS -- 4.6%
          CAPITAL GOODS -- 1.1%
  3,000   Browning-Ferris 7.25%, 6/30/98.........................................       94,125
  4,000   Coopers Industries 6.00%, 01/01/99.....................................       55,000
                                                                                    ----------
                                                                                       149,125
                                                                                    ----------
          CONSUMER CYCLICALS -- 0.2%
  2,500   MascoTech, $1.20, 07/01/97.............................................       31,250
                                                                                    ----------
          CONSUMER NON-CYCLICALS -- 0.3%
  1,500   James River 9.00%, 07/01/98............................................       35,063
                                                                                    ----------
          ENERGY -- 1.9%
  1,000   Ashland, $3.125, 12/31/49..............................................       58,875
  1,000   Diamond Shamrock 5.00%, 12/31/49.......................................       55,375
  1,000   Tejas Gas 5.25%, 12/31/49..............................................       47,500
  2,000   Unocal 7.00%, 12/31/49.................................................      107,250
                                                                                    ----------
                                                                                       269,000
                                                                                    ----------
          MEDIA -- 0.4%
  2,500   Times Mirror, Class A..................................................       64,531
                                                                                    ----------
          TECHNOLOGY -- 0.7%
  2,000   Elsag Bailey 5.50%, 12/31/49...........................................      100,250
                                                                                    ----------
          TOTAL CONVERTIBLE PREFERRED STOCKS (cost $651,064).....................      649,219
                                                                                    ----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS TOTAL RETURN FUND (continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                      RATE          DATE          1A)
--------------------------------------------------------------------------------------------------
              CORPORATE BONDS -- 19.3%
              BASIC INDUSTRIES -- 3.6%
$  100,000    Acetex.....................................      9.750%       10/01/03   $   104,500
   100,000    Crown Paper................................     11.000        09/01/05        87,500
   200,000    International Semi-Technology (Zero coupon
                until 08/15/00, 11.50% thereafter)(a)....     13.420        08/15/03       107,250
   100,000    RBX........................................     11.250        10/15/05        99,000
   100,000    Silgan Holdings............................     11.750        06/15/02       107,000
                                                                                       -----------
                                                                                           505,250
                                                                                       -----------
              CONSUMER CYCLICALS -- 2.2%
   100,000    Cole National..............................     11.250        10/01/01       100,250
   100,000    Grand Casinos..............................     10.125        12/01/03       104,875
   100,000    Herff Jones................................     11.000        08/15/05       106,750
                                                                                       -----------
                                                                                           311,875
                                                                                       -----------
              CONSUMER NON-CYCLICALS -- 5.7%
   100,000    American Safety Razor......................      9.875        08/01/05       101,750
   100,000    Bally's Grand..............................     10.375        12/15/03       102,000
   100,000    Berry Plastics.............................     12.250        04/15/04       107,500
   100,000    Carr-Gottstein Foods.......................     12.000        11/15/05       101,000
   100,000    Jordan Industries..........................     10.375        08/01/03        89,000
   100,000    Pathmark Stores............................      9.625        05/01/03        97,250
   100,000    Samsonite..................................     11.125        07/15/05        96,000
   100,000    Selmer.....................................     11.000        05/15/05        98,500
                                                                                       -----------
                                                                                           793,000
                                                                                       -----------
              ENERGY -- 0.7%
   100,000    Public Service Electric & Gas..............      6.500        05/01/04       100,598
                                                                                       -----------
              FINANCIAL SERVICES -- 3.8%
    50,000    Commercial Credit..........................      6.875        05/01/02        52,281
   100,000    Ford Motor Credit..........................      8.200        02/15/02       110,758
   150,000    Household Finance..........................      6.750        06/01/00       155,096
   100,000    Standard Credit Card Master Trust..........      6.750        06/07/00       102,718
   100,000    USL Capital................................      8.125        02/15/00       107,878
                                                                                       -----------
                                                                                           528,731
                                                                                       -----------
              MEDIA -- 3.3%
   200,000    Diamond Cable (Zero coupon until 12/15/00,
                11.750% thereafter)(a)...................     11.750        12/15/05       117,500
   200,000    Marcus Cable (Zero coupon until 12/15/00,
                14.25% thereafter)(a)....................     12.921        12/15/05       136,000
   100,000    Rogers Cablesystems........................     10.000        12/01/07       107,750
   150,000    United International Holdings(a)...........     13.187        11/15/99        93,000
                                                                                       -----------
                                                                                           454,250
                                                                                       -----------
              TOTAL CORPORATE BONDS
                (cost $2,642,343)........................                                2,693,704
                                                                                       -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------

PRINCIPAL                                                    INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                      DESCRIPTION                      RATE          DATE          1A)
--------------------------------------------------------------------------------------------------
              CONVERTIBLE CORPORATE BONDS -- 7.0%
              BASIC INDUSTRIES -- 3.5%
$   50,000    Albany International.......................      5.250%       03/15/02   $    44,500
    50,000    Allegheny Ludlum...........................      5.875        03/15/02        51,500
   150,000    Exide......................................      2.900        12/15/05       108,750
    75,000    Magna International........................      5.000        10/15/02        76,500
   150,000    Roche Holdings(a)..........................      6.218        04/20/10        66,375
   100,000    RPM(a).....................................      5.110        09/30/12        42,875
   100,000    Unifi......................................      6.000        03/15/02       100,500
                                                                                       -----------
                                                                                           491,000
                                                                                       -----------
              CONSUMER CYCLICALS -- 1.9%
   125,000    Federated Department Stores................      5.000        10/01/03       124,688
    50,000    MascoTech..................................      4.500        12/15/03        39,000
   125,000    Proffitt's.................................      4.750        11/01/03       106,250
                                                                                       -----------
                                                                                           269,938
                                                                                       -----------
              ENERGY -- 0.4%
    50,000    Pennzoil...................................      4.750        10/01/03        50,625
                                                                                       -----------
              FINANCIAL SERVICES -- 1.2%
   100,000    Liberty Property Trust.....................      8.000        07/01/01       102,750
    50,000    Trenwick Group.............................      6.000        12/15/99        57,750
                                                                                       -----------
                                                                                           160,500
                                                                                       -----------
              TOTAL CONVERTIBLE CORPORATE BONDS
                (cost $962,876)..........................                                  972,063
                                                                                       -----------
              U.S. GOVERNMENT & AGENCY -- 15.3%
    48,636    Federal National Mortgage Association......      6.500        10/01/10        48,894
   119,850    Federal National Mortgage Association......      7.500        08/01/23       122,860
    97,811    Federal National Mortgage Association......      7.000        09/01/25        98,637
    98,000    Federal National Mortgage Association......      6.500        12/01/25        96,959
   350,000    U.S. Treasury Note.........................      7.750        01/31/00       380,188
   450,000    U.S. Treasury Note.........................      5.750        10/31/00       456,467
   650,000    U.S. Treasury Note.........................      7.875        11/15/04       752,375
   150,000    U.S. Treasury Bond.........................      7.625        02/15/25       183,422
                                                                                       -----------
              TOTAL U.S. GOVERNMENT & AGENCY
                (cost $2,096,216)........................                                2,139,802
                                                                                       -----------
              TOTAL INVESTMENTS -- 89.4%
                (cost $12,039,713).......................                               12,489,860
                                                                                       -----------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS TOTAL RETURN FUND (concluded)
--------------------------------------------------------------------------------

PRINCIPAL                                                   INTEREST      MATURITY    VALUE (NOTE
  AMOUNT                     DESCRIPTION                      RATE          DATE          1A)
-------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS -- 20.1%
$1,405,000    Repurchase Agreement dated 12/29/95, with
                J.P. Morgan, collateralized by
                $1,077,000 U.S. Treasury Bonds, 8.500%,
                due 02/15/20, valued at $1,433,756;
                proceeds: $1,405,898....................      5.750%       01/02/96   $ 1,405,000
 1,405,000    Repurchase Agreement dated 12/29/95, with
                Merrill Lynch, collateralized by
                $1,415,000 U.S. Treasury Notes, 5.625%,
                due 10/31/97, valued at $1,437,994;
                proceeds: $1,405,874....................      5.600        01/02/96     1,405,000
                                                                                      -----------
              TOTAL REPURCHASE AGREEMENTS
                (cost $2,810,000).......................                                2,810,000
                                                                                      -----------
              Liabilities in excess of other
                assets -- (9.5%)........................                               (1,325,621)
                                                                                      -----------
              NET ASSETS -- 100.0%......................                              $13,974,239
                                                                                      ============

 (a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.

Abbreviations used in this statement:

ADR American Depository Receipt.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS INVESTORS FUND INC
--------------------------------------------------------------------------------

                                                                                  VALUE (NOTE
   SHARES                                DESCRIPTION                                  1A)
----------------------------------------------------------------------------------------------
               COMMON STOCKS -- 88.3%
               BASIC INDUSTRIES -- 7.9%
     104,000   Dupont (E.I.) de Nemours........................................   $  7,267,000
     117,400   Hanna (M.A.)....................................................      3,287,200
     125,000   Hercules........................................................      7,046,875
     141,500   OM Group........................................................      4,687,188
     345,000   Praxair.........................................................     11,600,625
                                                                                  ------------
                                                                                    33,888,888
                                                                                  ------------
               CAPITAL GOODS -- 12.6%
     150,000   AlliedSignal....................................................      7,125,000
     220,000   Browning-Ferris Industries......................................      6,490,000
      35,000   Champion Enterprises............................................      1,080,625
     280,500   Deere...........................................................      9,887,625
     107,500   General Electric................................................      7,740,000
     242,000   Raytheon........................................................     11,434,500
     300,500   Tyco International..............................................     10,705,313
                                                                                  ------------
                                                                                    54,463,063
                                                                                  ------------
               CONSUMER CYCLICALS -- 11.4%
     150,000   Ball............................................................      4,125,000
      10,000   Centex..........................................................        347,500
      37,000   Chrysler........................................................      2,048,875
     100,000   Eastman Kodak...................................................      6,700,000
     235,000   Federated Department Stores*....................................      6,462,500
     150,000   Ford Motor......................................................      4,350,000
     320,000   Host Marriott*..................................................      4,240,000
      25,000   Lennar..........................................................        628,125
     137,500   MascoTech.......................................................      1,495,313
     212,500   Sears, Roebuck..................................................      8,287,500
     157,300   Sherwin-Williams................................................      6,409,975
     229,000   U.S. Industries*................................................      4,207,875
                                                                                  ------------
                                                                                    49,302,663
                                                                                  ------------
               CONSUMER NON-CYCLICALS -- 11.7%
     195,000   ConAgra.........................................................      8,043,750
      60,000   Estee Lauder Companies, Class A.................................      2,092,500
     147,300   Hormel Foods....................................................      3,627,263
      60,000   Kimberly-Clark..................................................      4,965,000
     206,200   Kroger*.........................................................      7,732,500
      99,000   Penn Traffic*...................................................      1,485,000
      85,000   Philip Morris Companies.........................................      7,692,500
     488,800   Stop & Shop Companies*..........................................     11,303,500
     100,000   Sysco...........................................................      3,250,000
                                                                                  ------------
                                                                                    50,192,013
                                                                                  ------------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS

December 31, 1995

SALOMON BROTHERS INVESTORS FUND INC (continued)
--------------------------------------------------------------------------------

                                                                                  VALUE (NOTE
   SHARES                                DESCRIPTION                                  1A)
----------------------------------------------------------------------------------------------
               ENERGY -- 14.0%
     113,500   Amoco...........................................................   $  8,157,813
      85,000   Chevron.........................................................      4,462,500
     105,000   Mobil...........................................................     11,760,000
      93,000   Royal Dutch Petroleum, 5 Guilder................................     13,124,625
      73,000   Texaco..........................................................      5,730,500
     130,117   TOTAL -- ADR....................................................      4,423,978
      51,600   Union Pacific Resources Group...................................      1,309,350
      75,000   Union Texas Petroleum Holdings..................................      1,453,125
     230,000   Williams Companies..............................................     10,091,250
                                                                                  ------------
                                                                                    60,513,141
                                                                                  ------------
               FINANCIAL SERVICES -- 13.5%
     147,500   American Express................................................      6,102,813
      47,000   Amerin*.........................................................      1,257,250
     207,200   Bank of New York................................................     10,101,000
      37,500   BayBanks........................................................      3,684,375
      73,500   Federal Home Loan Mortgage Corporation..........................      6,137,250
      27,500   Federal National Mortgage Association...........................      3,413,438
      60,000   MGIC Investment.................................................      3,255,000
     163,500   Prudential Reinsurance Holdings.................................      3,821,808
     103,400   St. Paul Companies..............................................      5,751,625
     120,000   SunAmerica......................................................      5,700,000
     138,843   Travelers Group.................................................      8,729,763
                                                                                  ------------
                                                                                    57,954,322
                                                                                  ------------
               HEALTH CARE -- 6.7%
     230,000   Columbia/HCA Healthcare.........................................     11,672,500
     225,000   SmithKline Beecham -- ADR.......................................     12,487,500
     100,000   U.S. HealthCare.................................................      4,650,000
                                                                                  ------------
                                                                                    28,810,000
                                                                                  ------------
               REAL ESTATE INVESTMENT TRUSTS -- 1.8%
      75,000   Beacon Properties...............................................      1,725,000
      40,000   Crescent Real Estate Equities...................................      1,365,000
      75,000   Highwoods Properties............................................      2,118,750
      96,500   Patriot American Hospitality....................................      2,484,875
                                                                                  ------------
                                                                                     7,693,625
                                                                                  ------------
               TECHNOLOGY -- 3.7%
      30,500   DST Systems*....................................................        869,250
     179,500   First Data......................................................     12,004,063
      30,000   National Data...................................................        742,500
      60,000   Plantronics*....................................................      2,167,500
                                                                                  ------------
                                                                                    15,783,313
                                                                                  ------------
               TELECOMMUNICATIONS & UTILITIES -- 1.2%
     190,000   AirTouch Communications*........................................      5,367,500
                                                                                  ------------

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

SALOMON BROTHERS INVESTORS FUND INC (concluded)
--------------------------------------------------------------------------------

                                                                                  VALUE (NOTE
  SHARES                                 DESCRIPTION                                  1A)
----------------------------------------------------------------------------------------------
               TRANSPORTATION -- 3.8%
    188,000    Canadian National Railway.......................................   $  2,820,000
     52,000    Norfolk Southern................................................      4,127,500
    200,000    Pittston Services Group.........................................      6,275,000
     45,000    Union Pacific...................................................      2,970,000
                                                                                  ------------
                                                                                    16,192,500
                                                                                  ------------
               TOTAL COMMON STOCKS (cost $281,370,713).........................    380,161,028
                                                                                  ------------
               CONVERTIBLE PREFERRED STOCKS -- 1.8%
               CONSUMER CYCLICALS -- 0.2%
     75,000    MascoTech, $1.20, 07/01/97......................................        937,500
                                                                                  ------------
               FINANCIAL SERVICES -- 0.2%
     20,000    Merrill Lynch 6.50%.............................................      1,037,500
                                                                                  ------------
               TECHNOLOGY -- 1.4%
     62,500    Ceridian 5.50%..................................................      5,781,250
                                                                                  ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS (cost $5,317,287)............      7,756,250
                                                                                  ------------

 PRINCIPAL
  AMOUNT
-----------
               CONVERTIBLE BONDS -- 1.2%
               BASIC INDUSTRIES -- 0.2%
$ 1,000,000    Unifi, 6.00%, due 03/15/02......................................        983,750
                                                                                  ------------
               CONSUMER CYCLICALS -- 1.0%
  2,000,000    Federated Department Stores, 5.00%, due 10/01/03................      2,022,500
  2,000,000    Time Warner, 8.75%, due 01/10/15................................      2,072,500
                                                                                  ------------
                                                                                     4,095,000
                                                                                  ------------
               TOTAL CONVERTIBLE BONDS (cost $5,091,250).......................      5,078,750
                                                                                  ------------
               U.S. TREASURY OBLIGATION -- 1.0%
  4,295,000    U.S. Treasury Bill, 6.81%, 01/11/96 (cost $4,286,875)...........      4,288,257
                                                                                  ------------
               TOTAL INVESTMENTS -- 92.3% (cost $296,066,125)..................    397,284,285
                                                                                  ------------
               REPURCHASE AGREEMENTS -- 8.5%
 18,268,000    Repurchase Agreement, 5.750% due 01/02/96, dated 12/29/95, J.P.
                 Morgan, collateralized by $14,687,000 U.S. Treasury Bonds,
                 8.125%, due 05/15/21 valued at $18,634,131; proceeds:
                 $18,279,671...................................................     18,268,000
 18,267,000    Repurchase Agreement, 5.600% due 01/02/96, dated 12/29/95,
                 Merrill Lynch, collateralized by $18,335,000 U.S. Treasury
                 Bonds, 5.625%, due 10/31/97, valued at $18,632,944; proceeds:
                 $18,278,366...................................................     18,267,000
                                                                                  ------------
               TOTAL REPURCHASE AGREEMENTS (cost $36,535,000)..................     36,535,000
                                                                                  ------------
               Liabilities in excess of other assets -- (0.8%).................     (3,405,679)
                                                                                  ------------
               NET ASSETS -- 100.0%............................................   $430,413,606
                                                                                  =============

   *  Non-income producing security.

Abbreviations used in this statement:

ADR American Depository Receipt.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1995

                                                                      CASH          NEW YORK
                                                                   MANAGEMENT      MUNICIPAL
                                                                      FUND         BOND FUND
---------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note A)..................................   $ 9,699,491     $3,536,175
Repurchase agreements, at value and cost........................     1,036,551             --
Cash............................................................         5,048         35,613
Receivable for securities sold..................................            --             --
Receivable for fund shares sold.................................        19,469        130,016
Interest and dividends receivable...............................        37,309         56,833
Receivable from investment advisor..............................        75,716         63,088
Deferred organization expense...................................            --         27,895
Other assets....................................................        10,582             --
                                                                   -----------     ----------
Total assets....................................................    10,884,166      3,849,620
                                                                   -----------     ----------
LIABILITIES:
Payable for:
  Securities purchased..........................................            --             --
  Fund shares redeemed..........................................            --             --
  Dividends and distributions declared..........................        16,946          4,509
  Affiliate transactions:
    Management fees.............................................            --             --
    Service and distribution fees...............................            --            736
Net unrealized depreciation of forward foreign currency
  contracts.....................................................            --             --
Accrued expenses and other liabilities..........................         6,416         10,424
                                                                   -----------     ----------
Total Liabilities...............................................        23,362         15,669
                                                                   -----------     ----------
NET ASSETS......................................................   $10,860,804     $3,833,951
                                                                  ============    ===========
NET ASSETS CONSIST OF:
Paid-in capital.................................................   $10,862,918     $4,303,977
Undistributed net investment income or (distributions in excess
  of net investment income).....................................           --           3,359
Accumulated net realized gain (loss) on investments, options and foreign currency transactions or (distributions in excess of
  net realized gains)...........................................        (2,114)      (623,945)
Net unrealized appreciation on investments, foreign currency
  transactions and other assets.................................           --         150,560
                                                                   -----------     ----------
NET ASSETS......................................................   $10,860,804     $3,833,951
                                                                   ===========     ==========
Class A.........................................................   $ 1,755,547     $  545,852
                                                                   ===========     ==========
Class B.........................................................   $ 2,238,486     $  528,143
                                                                   ===========     ==========
Class C.........................................................   $   182,541     $  265,612
                                                                   ===========     ==========
Class O.........................................................   $ 6,684,230     $2,494,344
                                                                   ===========     ==========
SHARES OUTSTANDING:
Class A.........................................................     1,755,547         53,980
                                                                   ===========     ==========
Class B.........................................................     2,238,486         52,234
                                                                   ===========     ==========
Class C.........................................................       182,541         26,267
                                                                   ===========     ==========
Class O.........................................................     6,686,344        246,653
                                                                   ===========     ==========
NET ASSET VALUE:
CLASS A SHARES
Net asset value and redemption price per share..................   $      1.00     $    10.11
                                                                   ===========     ==========
Maximum offering price per share (based on maximum sales charge
  of 4.75%, except Cash Management Fund)........................   $      1.00     $    10.61
                                                                   ===========     ==========
CLASS B SHARES
Net asset value and offering price per share *..................   $      1.00     $    10.11
                                                                   ===========     ==========
CLASS C SHARES
Net asset value and offering price per share *..................   $      1.00     $    10.11
                                                                   ===========     ==========
CLASS O SHARES
Net asset value, offering price and redemption price per
  share.........................................................   $      1.00     $    10.11
                                                                   ===========     ==========
Note A: Cost of investments.....................................   $ 9,699,491     $3,385,615
                                                                   ===========     ==========

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 1995

       NATIONAL             U.S.
     INTERMEDIATE        GOVERNMENT      HIGH YIELD       STRATEGIC         TOTAL          INVESTORS
    MUNICIPAL FUND      INCOME FUND       BOND FUND       BOND FUND      RETURN FUND          FUND
------------------------------------------------------------------------------------------------------
      $10,499,595       $10,176,161      $28,137,782     $11,601,579      $12,489,860      $397,284,285
               --         2,064,000        2,374,000       2,084,000        2,810,000        36,535,000
          136,414               162              552             461              784               467
           72,129                --               --              --               --         4,984,053
               --                --          464,168          19,033          117,005             3,207
          181,612           137,503          577,083         219,734          105,572           713,554
           35,803            39,324               --          11,822            4,346                --
          101,185           104,594          126,477         126,910           89,854                --
           10,608            10,608           15,358          10,608            7,182                31
    ---------------     ------------     -----------     -----------     ------------     -------------
       11,037,346        12,532,352       31,695,420      14,074,147       15,624,603       439,520,597
    ---------------     ------------     -----------     -----------     ------------     -------------
               --         1,680,094        1,266,635       1,084,417        1,562,019           304,968
               --                --              858              --              901            22,011
           71,326           157,141          335,268         385,850           77,289         8,243,742
               --                --           29,150              --               --           477,789
              712               730           10,793           1,891            5,055               947
               --                --               --          12,056               --                --
           18,268            19,448           26,982          23,520            5,100            57,534
    ---------------     ------------     -----------     -----------     ------------     -------------
           90,306         1,857,413        1,669,686       1,507,734        1,650,364         9,106,991
    ---------------     ------------     -----------     -----------     ------------     -------------
      $10,947,040       $10,674,939      $30,025,734     $12,566,413      $13,974,239      $430,413,606
    ===============     =============    ===========     ===========     =============     ============
      $10,509,907       $10,354,517      $29,486,368     $12,033,429      $13,514,968      $314,330,433
            3,929                --           28,464         (29,376)              --                --
            9,324            (4,982)          62,774          12,072            9,124        14,865,013
          423,880           325,404          448,128         550,288          450,147       101,218,160
    ---------------     ------------     -----------     -----------     ------------     -------------
      $10,947,040       $10,674,939      $30,025,734     $12,566,413      $13,974,239      $430,413,606
    ===============     =============    ===========     ===========     =============     ============
      $   569,222       $   277,961      $10,789,155     $   512,897      $ 3,658,044      $    441,420
    ===============     =============    ===========     ===========     =============     ============
      $   431,688       $   572,178      $10,108,061     $ 1,879,195      $ 5,378,037      $    715,646
    ===============     =============    ===========     ===========     =============     ============
      $   270,683       $   273,265      $ 1,274,433     $   411,135      $   444,641      $    306,499
    ===============     =============    ===========     ===========     =============     ============
      $ 9,675,447       $ 9,551,535      $ 7,854,085     $ 9,763,186      $ 4,493,517      $428,950,041
    ===============     =============    ===========     ===========     =============     ============
           54,591            26,945        1,024,197          48,705          346,685            26,563
    ===============     =============    ===========     ===========     =============     ============
           41,423            55,470          960,116         178,426          510,399            43,089
    ===============     =============    ===========     ===========     =============     ============
           25,972            26,488          121,069          39,045           42,109            18,455
    ===============     =============    ===========     ===========     =============     ============
          928,011           925,812           75,520         927,028          425,125        25,828,464
    ===============     =============    ===========     ===========     =============     ============
      $     10.43       $     10.32      $     10.53     $     10.53      $     10.55      $      16.62
    ===============     =============    ===========     ===========     =============     ============
      $     10.95       $     10.83      $     11.06     $     11.06      $     11.08      $      17.45
    ===============     =============    ===========     ===========     =============     ============
      $     10.42       $     10.32      $     10.53     $     10.53      $     10.54      $      16.61
    ===============     =============    ===========     ===========     =============     ============
      $     10.42       $     10.32      $     10.53     $     10.53      $     10.56      $      16.61
    ===============     =============    ===========     ===========     =============     ============
      $     10.43       $     10.32      $     10.54     $     10.53      $     10.57      $      16.61
    ===============     =============    ===========     ===========     =============     ============
      $10,075,715       $ 9,850,757      $27,676,814     $11,035,096      $12,039,713      $296,066,125
    ===============     =============    ===========     ===========     =============     ============

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

For the Year Ended December 31, 1995

                                                                  CASH                NEW YORK
                                                               MANAGEMENT            MUNICIPAL
                                                                  FUND               BOND FUND
-----------------------------------------------------------------------------------------------
INCOME (Note A):
Interest....................................................    $ 765,757            $ 227,209
Dividends...................................................           --                   --
                                                               -----------           ----------
                                                                  765,757              227,209
EXPENSES:
Management fee..............................................       25,505               19,069
Registration and filing fees................................       40,284                7,001
Custody and administration fees.............................       30,009                9,059
Legal.......................................................       26,692               24,399
Printing and postage........................................       15,750               14,702
Shareholder services........................................       10,700                3,101
Amortization of organization expenses.......................        9,071               14,001
Audit and tax return preparation fees.......................        9,000                7,201
Directors' fees and expenses................................        1,618                1,551
Other.......................................................        2,740                2,900
                                                               -----------           ----------
                                                                  171,369              102,984
Management fee waived and expenses absorbed by investment
  advisor...................................................     (101,221)             (82,157)
Credits earned from custodian on cash balances..............           (9)              (1,758)
                                                               -----------           ----------
                                                                   70,139               19,069
Distribution and service fees:
Class A Shares..............................................           --                  577
Class B Shares..............................................           --                3,044
Class C Shares..............................................           --                2,153
                                                               -----------           ----------
Net expenses................................................       70,139               24,843
                                                               -----------           ----------
Net investment income.......................................      695,618              202,366
                                                               -----------           ----------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments and options...................................           --              (65,526)
  Foreign currency transactions.............................           --                   --
                                                               -----------           ----------
    Net realized gain (loss)................................           --              (65,526)
                                                               -----------           ----------
Net change in unrealized appreciation (depreciation) on:
  Investments and options...................................           --              481,771
  Foreign currency transactions and other assets............           --                   --
                                                               -----------           ----------
    Net unrealized appreciation during the period...........           --              481,771
                                                               -----------           ----------
NET REALIZED AND UNREALIZED GAIN............................           --              416,245
                                                               -----------           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 695,618            $ 618,611
                                                               =============         ============
Note A: Net of foreign withholding tax of:..................           --                   --

 * Fund's commencement of investment operations was February 22, 1995. ** Fund's commencement of investment operations was September 11, 1995.


                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES






        NATIONAL               U.S.
      INTERMEDIATE          GOVERNMENT        HIGH YIELD       STRATEGIC            TOTAL           INVESTORS
     MUNICIPAL FUND*       INCOME FUND*       BOND FUND*       BOND FUND*       RETURN FUND**          FUND
------------------------------------------------------------------------------------------------------
        $ 481,522            $576,679         $1,684,232       $1,016,101         $ 116,200        $  2,303,702
               --                  --                 --               --            39,659           6,950,103
         --------         --------------     ------------     ------------     ---------------     ------------
          481,522             576,679          1,684,232        1,016,101           155,859           9,253,805
           44,953              53,073            108,535           71,026            15,069           1,614,897
            6,000               6,000              6,000            6,000                --              67,860
           15,181              21,781             29,162           27,129             4,315              68,894
            8,000               8,000             10,000           10,000             1,000             159,055
            5,000               4,000              7,000            5,000             1,000             250,950
           21,200              21,281             23,800           21,500             1,000             344,650
           20,904              21,606             26,114           26,205             5,868                  --
            5,000               5,000              7,500            5,000             3,000              74,855
            2,250               2,250              2,275            2,250             1,375              69,450
            2,500               2,500              3,000            2,700               500              60,000
         --------         --------------     ------------     ------------     ---------------     ------------
          130,988             145,491            223,386          176,810            33,127           2,710,611
          (80,756)            (92,397)           (79,385)         (82,848)          (19,415)                 --
           (5,279)                (21)              (735)            (208)              (13)               (529)
         --------         --------------     ------------     ------------     ---------------     ------------
           44,953              53,073            143,266           93,754            13,699           2,710,082
              948                 561             10,394              794             1,287                 725
            2,914               3,304             22,829            6,487             7,696               3,443
            2,193               2,231              4,457            2,672             1,086               2,402
         --------         --------------     ------------     ------------     ---------------     ------------
           51,008              59,169            180,946          103,707            23,768           2,716,652
         --------         --------------     ------------     ------------     ---------------     ------------
          430,514             517,510          1,503,286          912,394           132,091           6,537,153
         --------         --------------     ------------     ------------     ---------------     ------------
           39,589             110,378            472,003          217,956            24,049          49,873,105
               --                  --                 --           60,525                --                  63
         --------         --------------     ------------     ------------     ---------------     ------------
           39,589             110,378            472,003          278,481            24,049          49,873,168
         --------         --------------     ------------     ------------     ---------------     ------------
          423,880             325,404            460,968          566,483           450,147          62,151,251
               --                  --            (12,840)         (16,195)               --                  --
         --------         --------------     ------------     ------------     ---------------     ------------
          423,880             325,404            448,128          550,288           450,147          62,151,251
         --------         --------------     ------------     ------------     ---------------     ------------
          463,469             435,782            920,131          828,769           474,196         112,024,419
         --------         --------------     ------------     ------------     ---------------     ------------
        $ 893,983            $953,292         $2,423,417       $1,741,163         $ 606,287        $118,561,572
    ==================    ================   =============    =============    ================    ============
               --                  --                 --       $      589         $     282        $     91,274
                                                              =============    ================    ============

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1995

                                                                    CASH          NEW YORK
                                                                 MANAGEMENT       MUNICIPAL
                                                                    FUND          BOND FUND
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income......................................   $   695,618      $  202,366
  Net realized gain (loss) on investments, options, and
    foreign currency transactions............................            --         (65,526)
  Net change in unrealized appreciation (depreciation) on
    investments, options, foreign currency transactions and
    other assets.............................................            --         481,771
                                                                ------------     -----------
  Net increase in net assets from operations.................       695,618         618,611
                                                                ------------     -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
    Class A..................................................       (40,161)        (11,538)
    Class B..................................................       (26,516)        (12,739)
    Class C..................................................        (2,693)         (9,206)
    Class O..................................................      (626,248)       (165,524)
                                                                ------------     -----------
                                                                   (695,618)       (199,007)
                                                                ------------     -----------
  Distributions from net realized gains:
    Class A..................................................            --              --
    Class B..................................................            --              --
    Class C..................................................            --              --
    Class O..................................................            --              --
                                                                ------------     -----------
                                                                         --              --
                                                                ------------     -----------
  Distributions in excess of net realized gains:
    Class A..................................................            --              --
    Class B..................................................            --              --
    Class C..................................................            --              --
    Class O..................................................            --              --
                                                                ------------     -----------
                                                                         --              --
                                                                ------------     -----------
NET FUND CAPITAL SHARE TRANSACTIONS:
    Class A..................................................     1,755,547         528,982
    Class B..................................................     2,238,486         504,427
    Class C..................................................       182,541         250,059
    Class O..................................................   (12,442,586)     (1,202,551)
                                                                ------------     -----------
      Net increase (decrease) in net assets derived from
        share transactions...................................    (8,266,012)         80,917
                                                                ------------     -----------
NET INCREASE (DECREASE) IN NET ASSETS........................    (8,266,012)        500,521
NET ASSETS:
  Beginning of period........................................    19,126,816       3,333,430
                                                                ------------     -----------
  End of period (a)..........................................   $10,860,804      $3,833,951
                                                                =============    ============
(a) Including undistributed net investment income or
    distributions in excess of net investment income of:                 --      $    3,359
                                                                                 ============

  * Fund's commencement of investment operations was February 22, 1995. ** Fund's commencement of investment operations was September 11, 1995.


                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES




        NATIONAL             U.S.
      INTERMEDIATE        GOVERNMENT       HIGH YIELD       STRATEGIC          TOTAL           INVESTORS
    MUNICIPAL FUND*      INCOME FUND*      BOND FUND*      BOND FUND*      RETURN FUND**          FUND
------------------------------------------------------------------------------------------------------
      $    430,514        $   517,510      $ 1,503,286      $  912,394      $   132,091       $  6,537,153
            39,589            110,378          472,003         278,481           24,049         49,873,168
           423,880            325,404          448,128         550,288          450,147         62,151,251
    ----------------     -------------     -----------     -----------     --------------     ------------
           893,983            953,292        2,423,417       1,741,163          606,287        118,561,572
    ----------------     -------------     -----------     -----------     --------------     ------------
           (17,376)           (12,734)        (428,959)        (30,591)         (35,724)            (4,087)
           (11,207)           (16,038)        (212,975)        (59,198)         (47,121)            (2,179)
            (8,442)           (10,967)         (42,228)        (23,725)          (3,465)            (1,577)
          (389,560)          (477,771)        (790,660)       (804,713)         (45,781)        (6,529,373)
    ----------------     -------------     -----------     ----------      --------------     ------------
          (426,585)          (517,510)      (1,474,822)       (918,227)        (132,091)        (6,537,216)
    ----------------     -------------     -----------     -----------     --------------     ------------
            (1,569)            (2,801)        (146,101)        (11,724)          (3,900)           (37,569)
            (1,193)            (4,374)        (137,393)        (42,853)          (5,711)           (61,264)
              (749)            (2,795)         (17,451)         (9,338)            (469)           (26,879)
           (26,754)          (100,408)        (108,284)       (226,037)          (4,845)       (36,419,464)
    ----------------     -------------     -----------     -----------     --------------     ------------
           (30,265)          (110,378)        (409,229)       (289,952)         (14,925)       (36,545,176)
    ----------------     -------------     -----------     -----------     --------------     ------------
                --               (216)             --              --                --                 --
                --             (1,765)             --              --                --                 --
                --               (174)             --              --                --                 --
                --             (2,827)             --              --                --                 --
    ----------------     -------------     -----------     -----------     --------------     ------------
                --             (4,982)             --              --                --                 --
    ----------------     -------------     -----------     -----------     --------------     ------------
           551,191            269,838       10,746,292         498,371        3,580,176            396,175
           417,842            561,475       10,103,804       1,866,229        5,255,708            675,659
           260,067            265,054        1,264,713         397,920          424,084            264,858
         9,280,727          9,258,070        7,371,479       9,270,829        4,250,000          5,383,498
    ----------------     -------------     -----------     -----------     --------------     ------------
        10,509,827         10,354,437       29,486,288      12,033,349       13,509,968          6,720,190
    ----------------     -------------     -----------     -----------     --------------     ------------
        10,946,960         10,674,859       30,025,654      12,566,333       13,969,239         82,199,370
                80                 80               80              80            5,000        348,214,236
    ----------------     -------------     -----------     -----------     --------------     ------------
      $ 10,947,040        $10,674,939      $30,025,734     $12,566,413      $13,974,239       $430,413,606
    =================    ===============   =============   =============   ================   ============
      $      3,929                 --      $    28,464     $   (29,376)               --                --
    =================                      =============   =============

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1994

                                                                 CASH                  NEW YORK
                                                              MANAGEMENT               MUNICIPAL
                                                                 FUND                  BOND FUND
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income....................................   $   551,304             $   416,648
  Net realized gain (loss) on investments, options, and
    foreign currency transactions..........................          (415)               (552,459)
  Net change in unrealized appreciation on
    investments and options................................            --                (636,046)
                                                              -----------             -----------
  Net increase (decrease) in net assets from operations....       550,889                (771,857)
                                                              -----------             -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income:
    Class A................................................            --                      --
    Class B................................................            --                      --
    Class C................................................            --                      --
    Class O................................................      (551,304)               (416,648)
                                                              -----------             -----------
                                                                 (551,304)               (416,648)
                                                              -----------             -----------
  Distributions from net realized gains:
    Class A................................................            --                      --
    Class B................................................            --                      --
    Class C................................................            --                      --
    Class O................................................            --                      --
                                                              -----------             -----------
                                                                       --                      --
                                                              -----------             -----------
NET FUND CAPITAL SHARE TRANSACTIONS:
    Class A................................................            --                      --
    Class B................................................            --                      --
    Class C................................................            --                      --
    Class O................................................     4,077,861              (3,842,334)
                                                              -----------             -----------
      Net increase (decrease) in net assets
        derived from share transactions....................     4,077,861              (3,842,334)
                                                              -----------             -----------
NET INCREASE (DECREASE) IN NET ASSETS......................     4,077,446              (5,030,839)
NET ASSETS:
  Beginning of year........................................    15,049,370               8,364,269
                                                              -----------             -----------
  End of year..............................................   $19,126,816             $ 3,333,430
                                                              =============           ============

* Fund commenced investment operations in 1995.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1994

        NATIONAL               U.S.
      INTERMEDIATE          GOVERNMENT         HIGH YIELD       STRATEGIC           TOTAL          INVESTORS
     MUNICIPAL FUND*       INCOME FUND*        BOND FUND*       BOND FUND*      RETURN FUND*          FUND
--------------------------------------------------------------------------------------------------------------
                 --                   --                --               --               --      $  6,507,464
                 --                   --                --               --               --        26,937,166
                 --                   --                --               --               --       (38,268,999)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --        (4,824,369)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --        (6,555,567)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --        (6,555,567)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --       (36,204,568)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --       (36,204,568)
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --                --
                 --                   --                --               --               --         9,651,539
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --         9,651,539
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --       (37,932,965)
                 --                   --                --               --               --       386,147,201
    -----------------     ---------------     ------------     ------------     -------------     ------------
                 --                   --                --               --               --      $348,214,236
    =================     ================    ============     ============     ==============    ============

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the period ended December 31, 1995*

U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Purchases of short-term portfolio investments, net...............................   $ (2,064,000)
  Purchases of long-term portfolio investments.....................................    (25,786,224)
  Proceeds from disposition of long-term portfolio investments and principal
    paydowns.......................................................................     17,724,056
                                                                                      ------------
                                                                                       (10,126,168)
  Net investment income............................................................        517,510
  Net amortization of premium/discount on investments..............................          1,883
  Amortization of organization expenses............................................         21,606
  Net change is receivables/payables related to operations.........................       (293,456)
                                                                                      ------------
    Net cash flows used by operating activities....................................     (9,878,625)
                                                                                      ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold........................................................     10,348,090
  Payments on shares redeemed......................................................         (9,286)
  Cash dividends paid..............................................................       (460,097)
                                                                                      ------------
    Net cash flows provided by financing activities................................      9,878,707
                                                                                      ------------
Net increase in cash...............................................................             82
Cash at beginning of period........................................................             80
                                                                                      ------------
Cash at end of period..............................................................   $        162
                                                                                      ============

    * Fund's commencement of investment operations was February 22, 1995.
Note: Other non-cash activity includes mortgage dollar roll transactions. See
      Note 1.


                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Investment Series (the "Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc (the "Series Funds"), as indicated below, and the Salomon Brothers Investors Fund Inc (the "Investors Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of nine portfolios: Salomon Brothers Cash Management Fund (the "Cash Management Fund"), Salomon Brothers New York Municipal Money Market Fund, (the "New York Municipal Money Fund"), Salomon Brothers U.S. Treasury Securities Money Market Fund (the "U.S. Treasury Fund"), Salomon Brothers New York Municipal Bond Fund (the "New York Municipal Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), and Salomon Brothers Total Return Fund (the "Total Return Fund"). Separate financial statements are prepared for the New York Municipal Money Fund and U.S. Treasury Fund which are not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class C, and Class O shares, each with their own expense structure. Each fund has a specific investment objective: the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Bond Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes and New York State and New York City personal income taxes, consistent with the preservation of capital; the National Intermediate Municipal Fund's objective is to achieve a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to obtain a high level of current income; the High Yield Bond Fund's objective is to maximize current income; the Strategic Bond Fund's objective is to seek a high level of current income; the Total Return Fund's objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Investors Fund's objective is to seek long-term growth of capital.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM") have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

investment operations. A summary of those expenditures that remain as of December 31, 1995 for each Fund is as follows:

                                                      EXPIRATION OF
                       FUND                           AMORTIZATION          AMOUNT
-----------------------------------------------------------------------------------
New York Municipal Bond Fund......................     February 1998        $27,895
National Intermediate Municipal Fund..............     February 2000       $101,185
U.S. Government Income Fund.......................     February 2000       $104,594
High Yield Bond Fund..............................     February 2000       $126,477
Strategic Bond Fund...............................     February 2000       $126,910
Total Return Fund.................................    September 2000        $89,854

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (A) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund will be valued at amortized cost which approximates market value. If a Fund, other than the Cash Management Fund, acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value (using the bid price), until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

          Portfolio securities for the Cash Management Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

          Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at 2:30 p.m. Eastern time or at such other rates as SBAM may determine to be appropriate in computing net asset value.

SALOMON  BROTHERS  INVESTMENT  SERIES



          Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

          (B) FUTURES CONTRACTS. The New York Municipal Bond Fund, National Intermediate Municipal Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund may enter into futures contracts for hedging purposes, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss will be recognized. Outstanding contracts involve elements of market risk in excess of amounts reported in the financial statements.

          (C) OPTION CONTRACTS. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

          (D) MORTGAGE ROLLS. The U.S. Government Income Fund and the Strategic Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the period ended December 31, 1995 was approximately $2,150,000 and $1,052,000 for the U.S. Government Income Fund and the Strategic Bond Fund, respectively.

          (E) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it always equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

          (F) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

     Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

          (G) FORWARD FOREIGN CURRENCY CONTRACTS. The High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

          (H) LOAN PARTICIPATIONS. The High Yield Bond Fund, Strategic Bond Fund and Total Return Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 1995 were $336,250 each.

          In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

          (I) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

          (J) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income for each of the Funds (except the Investors Fund) are declared each business day to shareholders of record that day, and are paid on the last business

SALOMON  BROTHERS  INVESTMENT  SERIES




     day of the month. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

          (K) CLASS ACCOUNTING. Investment income, common expenses and gain
     (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

          (L) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

          (M) OTHER. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

          (N) CASH FLOW INFORMATION. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the U.S. Government Income Fund and Strategic Bond Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, an indirect wholly owned subsidiary of Salomon Inc, to act as investment manager, subject to the supervision by the Board of Directors of each Fund. SBAM furnishes each Fund in the Investment Series with office space and certain

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

services and facilities required for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Investors Fund) is payable monthly and is based on the following annual percentages of each Funds' average daily net assets: .20% for the Cash Management Fund, .50% for the New York Municipal Bond Fund and the National Intermediate Municipal Fund, .60% for the U.S. Government Income Fund, .75% for the High Yield Bond Fund and Strategic Bond Fund, and .55% for the Total Return Fund. SBAM Limited provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease depending on the extent, if any, to which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

                                                                              ANNUAL
                                                                               FEE
                         AVERAGE DAILY NET ASSETS                             RATE
-----------------------------------------------------------------------------------
First $350 million.........................................................   .500%
Next $150 million..........................................................   .400%
Next $250 million..........................................................   .375%
Next $250 million..........................................................   .350%
Over $1 billion............................................................   .300%

The performance adjustment is paid quarterly based on a rolling one year period. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The first performance adjustment reducing the management fee by $267,836 was made on September 30, 1995, representing a seven percent higher performance by the S&P 500 Index for the period from October 1, 1994 through September 30, 1995. An additional reduction in the base management fee of $31,182 was recorded for the quarter ended December 31, 1995, representing a three percent higher performance by the S&P 500 Index.

For the year ended December 31, 1995, SBAM waived management fees of $25,505, $19,069, $44,953, $53,073, $79,385, $71,026 and $15,069 for the Cash Management
Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund and Total Return Fund, respectively, and voluntarily absorbed expenses of $75,716, $63,088, $35,803, $39,324, $11,822 and $4,346 for the Cash Management Fund, New
York Municipal Bond

SALOMON  BROTHERS  INVESTMENT  SERIES




Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, Strategic Bond Fund and Total Return Fund, respectively.

If in any fiscal year total expenses of any Fund, excluding taxes, interest, brokerage and extraordinary expenses, but including the management fee, exceed the most stringent expense limitations imposed by state securities regulations applicable to the Fund, SBAM will pay or reimburse the Fund for the excess. Currently, the most restrictive of these limitations on an annual basis is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of average daily net assets in excess of $100 million. No such expense reimbursement was required for the year ending December 31, 1995.

Investors Bank & Trust Company serves as custodian and administrator for each Fund, which includes performing certain administrative services in connection with the operation of each Fund. During the year ended December 31, 1995, credits earned on outstanding cash balances were used to reduce custodian fees by $9, $1,758, $5,279, $21, $735, $208, $13 and $529 for the Cash Management
Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund, Strategic Bond Fund, Total Return Fund and Investors Fund, respectively.

Each Fund has an agreement with Salomon Brothers Inc ("Salomon Brothers"), an affiliate of the Investment Adviser, to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (except for the Cash Management Fund) is authorized pursuant to a services and distribution plan applicable to that class of shares (the "Class A Plan," the "Class B Plan," and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to pay Salomon Brothers an annual service fee with respect to Class A, Class B, and Class C shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Brothers is also paid an annual distribution fee with respect to Class B and Class C shares of each Fund (except for the Cash Management Fund) at the rate of
 .75% of the value of the average daily net assets of the respective class. Class O shares are not subject to a services and distribution plan fee.

Brokerage commissions of $210 and $95,179 were paid by the Total Return Fund and Investors Fund, respectively, to Salomon Brothers, the Funds' distributor and an indirect wholly-owned subsidiary of Salomon Inc, for transactions executed on behalf of the Funds for the period ended December 31, 1995.

Salomon Brothers received $1,990 as its portion of the front-end sales charge on sales of Class A shares of the Funds. In addition, contingent deferred sales charges of $2,290 were paid to Salomon Brothers in connection with redemptions of certain Class B and Class C shares of the Funds during the year ended December 31, 1995.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

3. CAPITAL STOCK

At December 31, 1995, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Cash Management Fund, New York Municipal Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, High Yield Bond Fund and Strategic Bond Fund each had 1,111,111,112 shares authorized, and the Total Return Fund had 1,111,111,104 shares authorized. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. Transactions in Fund shares for the periods indicated were as follows:

                                              CLASS A                                               CLASS B
                                     ------------------------------------------------------------------------------
                              PERIOD ENDED                YEAR ENDED                PERIOD ENDED                YEAR ENDED
                           DECEMBER 31, 1995          DECEMBER 31, 1994          DECEMBER 31, 1995          DECEMBER 31, 1994
                                     ------------------------------------------------------------------------------
                          SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                        ---------------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
Sold..................   8,291,614   $ 8,291,614           --            --    3,213,151   $ 3,213,151           --            --
Issued as
  reinvestment........       4,672         4,672           --            --       24,262        24,262           --            --
Redeemed..............  (6,540,739)   (6,540,739)          --            --     (998,927)     (998,927)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase
  (decrease)..........   1,755,547   $ 1,755,547           --            --    2,238,486   $ 2,238,486           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
NEW YORK MUNICIPAL
BOND FUND
Sold..................      53,966   $   528,846           --            --       52,010   $   502,220           --            --
Issued as
  reinvestment........          16           157           --            --          226         2,229           --            --
Redeemed..............          (2)          (21)          --            --           (2)          (22)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase
  (decrease)..........      53,980   $   528,982           --            --       52,234   $   504,427           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
NATIONAL INTERMEDIATE
MUNICIPAL FUND
Sold..................      54,100   $   546,146           --            --       41,260   $   416,180           --            --
Issued as
  reinvestment........         710         7,331           --            --          163         1,682           --            --
Redeemed..............        (221)       (2,286)          --            --           (2)          (20)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........      54,589   $   551,191           --            --       41,421   $   417,842           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
U.S. GOVERNMENT INCOME
  FUND
Sold..................      26,869   $   269,137           --            --       54,833   $   554,953           --            --
Issued as
  reinvestment........          76           721           --            --          637         6,542           --            --
Redeemed..............          (2)          (20)          --            --           (2)          (20)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........      26,943   $   269,838           --            --       55,468   $   561,475           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
HIGH YIELD BOND FUND
Sold..................   1,019,841   $10,701,496           --            --      946,768   $ 9,961,848           --            --
Issued as
  reinvestment........      40,936       430,949           --            --       15,920       168,888           --            --
Redeemed..............     (36,582)     (386,153)          --            --       (2,574)      (26,932)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........   1,024,195   $10,746,292           --            --      960,114   $10,103,804           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
STRATEGIC BOND FUND
Sold..................      53,771   $   551,616           --            --      174,744   $ 1,827,448           --            --
Issued as
  reinvestment........       1,158        12,171           --            --        3,737        39,371           --            --
Redeemed..............      (6,226)      (65,416)          --            --          (57)         (590)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........      48,703   $   498,371           --            --      178,424   $ 1,866,229           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
TOTAL RETURN FUND
Sold..................     343,940   $ 3,552,510           --            --      518,625   $ 5,342,405           --            --
Issued as
  reinvestment........       2,713        28,624           --            --        3,801        40,062           --            --
Redeemed..............         (93)         (958)          --            --      (12,152)     (126,759)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........     346,560   $ 3,580,176           --            --      510,274   $ 5,255,708           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============
INVESTORS FUND
Sold..................      27,922   $   420,791           --            --       41,769   $   654,082           --            --
Issued as
  reinvestment........         760        12,451           --            --        1,335        21,837           --            --
Redeemed..............      (2,119)      (37,067)          --            --          (15)         (260)          --            --
                        ----------   -----------   ----------   -----------   ----------   -----------   ----------   -----------
Net increase..........      26,563   $   396,175           --            --       43,089   $   675,659           --            --
                        ===========  ============  ===========  ============  ===========  ============  ===========  ============

SALOMON  BROTHERS  INVESTMENT  SERIES

                          CLASS C                                                 CLASS O
                 ----------------------------------------------------------------------------------
          PERIOD ENDED                YEAR ENDED                  YEAR ENDED                   YEAR ENDED
       DECEMBER 31, 1995          DECEMBER 31, 1994           DECEMBER 31, 1995            DECEMBER 31, 1994
                 ------------------------------------------------------------------------------------------------
      SHARES       AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT        SHARES         AMOUNT
    -------------------------------------------------------------------------------------------------------------
       180,044   $   180,044           --            --    47,254,877   $ 47,254,877    75,796,036   $ 75,796,036
         2,497         2,497           --            --       431,706        431,706       401,895        401,895
            --            --           --            --   (60,129,169)   (60,129,169)  (72,120,070)   (72,120,070)
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
       182,541   $   182,541           --            --   (12,442,586)  $(12,442,586)    4,077,861   $  4,077,861
    ===========  ============  ===========  ============  ============  =============  ============  =============
        26,263   $   250,020           --            --        14,323   $    137,924       194,976   $  1,960,677
             6            60           --            --        17,711        169,082        40,650        390,961
            (2)          (21)          --            --      (156,388)    (1,509,557)     (665,997)    (6,193,972)
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        26,267   $   250,059           --            --      (124,354)  $ (1,202,551)     (430,371)  $ (3,842,334)
    ===========  ============  ===========  ============  ============  =============  ============  =============
        25,963   $   260,000           --            --       927,748   $  9,278,117            --             --
             9            87           --            --           263          2,630            --             --
            (2)          (20)          --            --            (2)           (20)           --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        25,970   $   260,067           --            --       928,009   $  9,280,727            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
        27,164   $   272,000           --            --       925,200   $  9,252,000            --             --
            20           206           --            --           816          8,164            --             --
          (698)       (7,152)          --            --          (206)        (2,094)           --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        26,486   $   265,054           --            --       925,810   $  9,258,070            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
       124,291   $ 1,298,229           --            --       926,518   $  9,265,788            --             --
         1,229        12,925           --            --           791          7,911            --             --
        (4,453)      (46,441)          --            --      (181,791)    (1,902,220)           --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
       121,067   $ 1,264,713           --            --       745,518   $  7,371,479            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
        38,420   $   391,367           --            --       926,274   $  9,263,323            --             --
           625         6,573           --            --           754          7,526            --             --
            (2)          (20)          --            --            (2)           (20)           --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        39,043   $   397,920           --            --       927,026   $  9,270,829            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
        41,886   $   423,053           --            --       425,000   $  4,250,000            --             --
            99         1,041           --            --            --             --            --             --
            (1)          (10)          --            --            --             --            --             --
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        41,984   $   424,084           --            --       425,000   $  4,250,000            --             --
    ===========  ============  ===========  ============  ============  =============  ============  =============
        18,595   $   267,020           --            --       245,958   $  3,783,857     1,535,504   $ 22,813,829
            60           980           --            --     2,017,845     32,672,713     2,324,823     32,449,031
          (200)       (3,142)          --            --    (1,987,122)   (31,073,072)   (3,057,955)   (45,611,321)
    ----------   -----------   ----------   -----------   -----------   ------------   -----------   ------------
        18,455   $   264,858           --            --       276,681   $  5,383,498       802,372   $  9,651,539
    ===========  ============  ===========  ============  ============  =============  ============  =============

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

At December 31, 1995, Salomon Brothers owned approximately the following percentages of total shares outstanding of the following Funds:

    New York Municipal Bond Fund.................................................    21%
    National Intermediate Municipal Fund.........................................    95%
    U.S. Government Income Fund..................................................    97%
    High Yield Bond Fund.........................................................    29%
    Strategic Bond Fund..........................................................    84%
    Total Return Fund............................................................    38%

4. PORTFOLIO ACTIVITY

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the period ended December 31, 1995, were as follows:

                                                        PURCHASES              SALES
-----------------------------------------------------------------------------------------
New York Municipal Bond Fund........................   $    787,738         $  1,438,362
                                                       =============        =============
National Intermediate Municipal Fund................   $ 12,789,131         $  2,738,946
                                                       =============        =============
U.S. Government Income Fund
  U.S. Government Securities........................   $ 27,466,318         $ 17,724,056
                                                       =============        =============
High Yield Bond Fund................................   $ 44,314,086         $ 17,461,424
                                                       =============        =============
Strategic Bond Fund
  U.S. Government Securities........................   $  8,520,260         $  6,824,704
  Other Investments.................................     17,916,013            9,025,947
                                                       ------------         ------------
                                                       $ 26,436,273         $ 15,850,651
                                                       =============        =============
Total Return Fund
  U.S. Government Securities........................   $  2,461,806         $    364,527
  Other Investments.................................     10,798,038              884,107
                                                       ------------         ------------
                                                       $ 13,259,844         $  1,248,634
                                                       =============        =============
Investors Fund
  U.S. Government Securities........................             --         $  3,962,031
  Other Investments.................................   $317,547,885          364,164,543
                                                       ------------         ------------
                                                       $317,547,885         $368,126,574
                                                       =============        =============

SALOMON  BROTHERS  INVESTMENT  SERIES




Transactions in options written for the Investors Fund during the year ended December 31, 1995 were as follows:

                                                                 NUMBER
                                                                   OF           PREMIUMS
                                                                 CONTRACTS      RECEIVED
--------------------------------------------------------------
Options outstanding at December 31, 1994......................   (1,825)        (428,151)
Options written...............................................   (1,115)        (289,198)
Options terminated in closing purchase transactions...........    2,765          681,423
Options expired...............................................       --               --
Options exercised.............................................      175           35,926
                                                                 ------         --------
Options outstanding at December 31, 1995......................       --               --
                                                                 ======         =========

During the year ended December 31, 1995, net realized loss from written option transactions for the Investors Fund amounted to $268,953 and net realized loss from purchased option transactions amounted to $113,136, for a net realized loss on all option transactions for the Investors Fund of $382,089.

During the period ended December 31, 1995, net realized gain from forward foreign currency contracts for the Strategic Bond Fund amounted to $67,840, and net realized gains on mortgage dollar rolls amounted to $57,813 and $17,359 for the U.S. Government Income Fund and the Strategic Bond Fund, respectively.

During the year ended December 31, 1995, permanent book/tax differences of $(23,543) and $63 for the Strategic Bond Fund and Investors Fund, respectively, arising primarily from foreign currency gains (losses) have been reclassified from accumulated gain (loss) on investments to undistributed net investment income. Net investment income, net realized losses and net assets were not affected by this reclassification.

5. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Cash Management Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the highest ratings category of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NRSRO, the highest rating of that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Bond Fund pursues its investment objectives by investing at least 80% of its net assets in obligations the interest on which is exempt from regular federal income taxes and at least 65% of its net assets in obligations the interest on which is exempt from personal income taxes of the State and City of New York. Because the New York Municipal Bond Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, the High Yield Bond Fund and the Strategic Bond Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter a closing transaction because of an illiquid secondary market.

SALOMON  BROTHERS  INVESTMENT  SERIES




6. TAX INFORMATION

At December 31, 1995, the Cash Management Fund and New York Municipal Bond Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                                  CASH       NEW YORK
                           YEAR OF                             MANAGEMENT    MUNICIPAL
                         EXPIRATION                               FUND       BOND FUND
-------------------------------------------------------------
1999.........................................................    $  894            --
2000.........................................................       396            --
2001.........................................................       409            --
2002.........................................................       415      $305,822
2003.........................................................        --       318,123
                                                               ----------    ---------
                                                                 $2,114      $623,945
                                                               ============= ==========

At December 31, 1995, as permitted under federal income tax regulations, the Strategic Bond Fund has elected to defer $14,806 of Post-October net capital losses and $41,069 of Post-October net foreign currency losses to the next taxable year.

At December 31, 1995, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments and repurchase agreements held in each Fund were as follows:

                                                  GROSS            GROSS              NET
                                AGGREGATE       UNREALIZED       UNREALIZED        UNREALIZED
                                   COST        APPRECIATION    (DEPRECIATION)     APPRECIATION
----------------------------
New York Municipal Bond.....   $  3,385,615    $    150,560               --      $     150,560
National Intermediate
  Municipal.................     10,075,715         427,222     $     (3,342)           423,880
U.S. Government Income......     11,920,393         319,768               --            319,768
High Yield Bond.............     30,050,814         964,094         (503,126)           460,968
Strategic Bond..............     13,120,041         813,804         (248,266)           565,538
Total Return................     14,849,713         508,518          (58,371)           450,147
Investors...................    332,596,925     104,734,626       (3,512,266)       101,222,360

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C
                                                        -------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                        -------------------------------
                                                                     1995
---------------------------------------------------
Net asset value, beginning of period...............     $ 1.000     $ 1.000     $ 1.000
                                                        -------     -------     -------
Net investment income..............................       0.044       0.043       0.043
Dividends from net investment income...............      (0.044)     (0.043)     (0.043)
                                                        -------     -------     -------
Net asset value, end of period.....................     $ 1.000     $ 1.000     $ 1.000
                                                        =======     =======     =======
Net assets, end of period (thousands)..............     $ 1,756     $ 2,238     $   183
Total return*......................................        +4.5%       +4.4%       +4.4%
Ratios to average net assets:
Expenses...........................................        0.55%       0.55%       0.55%
Net investment income..............................        5.42%       5.38%       5.40%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.037     $ 0.037     $ 0.036
Expense ratio......................................        1.35%       1.34%       1.34%

NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C
                                                        -------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                        -------------------------------
                                                                     1995
---------------------------------------------------
Net asset value, beginning of period...............     $  8.96     $  8.96     $  8.96
                                                        -------     -------     -------
Net investment income..............................        0.42        0.36        0.36
Net gain (loss) on securities and futures
  (both realized and unrealized)...................        1.14        1.14        1.14
                                                        -------     -------     -------
Total from investment operations...................        1.56        1.50        1.50
                                                        -------     -------     -------
Dividends from net investment income...............       (0.41)      (0.35)      (0.35)
Distributions from net realized gain on securities
  and futures......................................          --          --          --
                                                        -------     -------     -------
Total dividends and distributions..................       (0.41)      (0.35)      (0.35)
                                                        -------     -------     -------
Net asset value, end of period.....................     $ 10.11     $ 10.11     $ 10.11
                                                        =======     =======     =======
Net assets, end of period (thousands)..............     $   546     $   528     $   266
Total return*......................................       +17.7%      +17.0%      +17.0%
Ratios to average net assets:
Expenses...........................................        0.75%       1.50%       1.50%
Net investment income..............................        5.12%       4.30%       4.38%
Portfolio turnover rate............................          22%         22%         22%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $  0.24     $  0.17     $  0.18
Expense ratio......................................        2.96%       3.70%       3.71%

(a) February 1, 1993, commencement of investment operations, through December 31, 1993.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

CASH MANAGEMENT FUND
--------------------------------------------------------------------------------

                            CLASS O
    -------------------------------------------------------
                    YEAR ENDED DECEMBER 31,
    -------------------------------------------------------
     1995        1994        1993        1992        1991
    $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
    -------     -------     -------     -------     -------
      0.055       0.038       0.027       0.033       0.055
     (0.055)     (0.038)     (0.027)     (0.033)     (0.055)
    -------     -------     -------     -------     -------
    $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
    =======     =======     =======     =======     =======
    $ 6,684     $19,127     $15,049     $11,613     $22,982
       +5.6%       +3.9%       +2.7%       +3.4%       +5.7%

       0.55%       0.61%       0.65%       0.65%       0.65%
       5.46%       3.79%       2.68%       3.41%       5.43%




    $ 0.047     $ 0.036     $ 0.025     $ 0.030     $ 0.053
       1.34%       0.81%       0.85%       0.85%       0.85%

NEW YORK MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

               CLASS O
    ------------------------------
                           PERIOD
        YEAR ENDED          ENDED
       DECEMBER 31,        DECEMBER
    ------------------       31,
     1995       1994       1993(a)
    ------------------------------
    $ 8.98     $ 10.44     $ 10.00
    ------     -------     -------
      0.53        0.55        0.46
      1.12       (1.46)       0.46
    ------     -------     -------
      1.65       (0.91)       0.92
    ------     -------     -------
     (0.52)      (0.55)      (0.46)

        --          --       (0.02)
    ------     -------     -------
     (0.52)      (0.55)      (0.48)
    ------     -------     -------
    $10.11     $  8.98     $ 10.44
    ======     =======     =======
    $2,494     $ 3,333     $ 8,364
     +18.8%       -8.8%       +9.4%

      0.50%       0.50%       0.50%**
      5.50%       5.72%       4.99%**
        22%         63%         24%




    $ 0.32     $  0.49     $  0.40
      2.71%       1.17%       1.24%**

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

NATIONAL INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(a)
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.40        0.34        0.34        0.42
Net gain on investments (both realized and
  unrealized)......................................       0.46        0.45        0.45        0.46
                                                        -------     -------     -------     -------
Total from investment operations...................       0.86        0.79        0.79        0.88
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.40)      (0.34)      (0.34)      (0.42)
Distributions from net realized gain on
  investments......................................      (0.03)      (0.03)      (0.03)      (0.03)
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (0.43)      (0.37)      (0.37)      (0.45)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.43      $10.42      $10.42      $10.43
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $  569      $  432      $  271      $9,675
Total return*......................................       +8.7 %      +8.0 %      +8.0 %      +9.0 %
Ratios to average net assets:
Expenses...........................................       0.75%**     1.50%**     1.50%**     0.50%**
Net investment income..............................       4.63%**     3.85%**     3.85%**     4.86%**
Portfolio turnover rate............................         29%         29%         29%         29%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.32      $ 0.25      $ 0.25      $ 0.34
Expense ratio......................................       1.71%**     2.45%**     2.46%**     1.46%**

U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(a)
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.49        0.43        0.43        0.52
Net gain on investments
  (both realized and unrealized)...................       0.43        0.43        0.43        0.42
                                                        -------     -------     -------     -------
Total from investment operations...................       0.92        0.86        0.86        0.94
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.49)      (0.43)      (0.43)      (0.52)
Distributions from net realized gain on
  investments......................................      (0.10)      (0.10)      (0.10)      (0.10)
Distributions in excess of net realized gain on
  investments......................................      (0.01)      (0.01)      (0.01)         --
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (0.60)      (0.54)      (0.54)      (0.62)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.32      $10.32      $10.32      $10.32
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $  278      $  572      $  273      $9,552
Total return*......................................       +9.5 %      +8.8 %      +8.8 %      +9.7 %
Ratios to average net assets:
Expenses...........................................       0.85%**     1.60%**     1.60%**     0.60%**
Net investment income..............................       5.67%**     4.85%**     4.92%**     5.92%**
Portfolio turnover rate............................        230%        230%        230%        230%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.40      $ 0.34      $ 0.34      $ 0.42
Expense ratio......................................       1.90%**     2.64%**     2.64%**     1.64%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(a)
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.92        0.85        0.85        0.95
Net gain on investments
  (both realized and unrealized)...................       0.67        0.68        0.68        0.67
                                                        -------     -------     -------     -------
Total from investment operations...................       1.59        1.53        1.53        1.62
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.91)      (0.85)      (0.85)      (0.93)
Distributions from net realized gain on
  investments......................................      (0.15)      (0.15)      (0.15)      (0.15)
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (1.06)      (1.00)      (1.00)      (1.08)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.53      $10.53      $10.53      $10.54
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $10,789     $10,108     $1,274      $7,854
Total return*......................................      +16.6 %     +15.7 %     +15.8 %     +16.8 %
Ratios to average net assets:
Expenses...........................................       1.24%**     1.96%**     1.98%**     1.00%**
Net investment income..............................      10.58%**     9.53%**     9.61%**    10.59%**
Portfolio turnover rate............................        109%        109%        109%        109%
Before waiver of management fee by SBAM and credits
  earned on custodian cash balances, net investment
  income per share and expense ratios would have
  been:
Net investment income per share....................     $ 0.87      $ 0.80      $ 0.80      $ 0.90
Expense ratio......................................       1.80%**     2.51%**     2.54%**     1.55%**

STRATEGIC BOND FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                                  PERIOD ENDED DECEMBER 31, 1995(a)
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.84        0.76        0.77        0.87
Net gain on investments
  (both realized and unrealized)...................       0.78        0.79        0.78        0.77
                                                        -------     -------     -------     -------
Total from investment operations...................       1.62        1.55        1.55        1.64
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.85)      (0.78)      (0.78)      (0.87)
Distributions from net realized gain on
  investments......................................      (0.24)      (0.24)      (0.24)      (0.24)
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (1.09)      (1.02)      (1.02)      (1.11)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.53      $10.53      $10.53      $10.53
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $  513      $1,879      $  411      $9,763
Total return*......................................      +16.8 %     +16.1 %     +16.1 %     +17.0 %
Ratios to average net assets:
Expenses...........................................       1.23%**     1.97%**     1.99%**     0.99%**
Net investment income..............................       9.51%**     8.75%**     8.77%**     9.74%**
Portfolio turnover rate............................        161%        161%        161%        161%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.76      $ 0.69      $ 0.70      $ 0.79
Expense ratio......................................       2.11%**     2.85%**     2.87%**     1.87%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.

 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each period:

TOTAL RETURN FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C     CLASS O
                                                        -------------------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1995(a)+
---------------------------------------------------
Net asset value, beginning of period...............     $10.00      $10.00      $10.00      $10.00
                                                        -------     -------     -------     -------
Net investment income..............................       0.15        0.13        0.14        0.17
Net gain on investments
  (both realized and unrealized)...................       0.52        0.51        0.51        0.52
                                                        -------     -------     -------     -------
Total from investment operations...................       0.67        0.64        0.65        0.69
                                                        -------     -------     -------     -------
Dividends from net investment income...............      (0.11)      (0.09)      (0.08)      (0.11)
Distributions from net realized gain on
  investments......................................      (0.01)      (0.01)      (0.01)      (0.01)
                                                        -------     -------     -------     -------
Total dividends and distributions..................      (0.12)      (0.10)      (0.09)      (0.12)
                                                        -------     -------     -------     -------
Net asset value, end of period.....................     $10.55      $10.54      $10.56      $10.57
                                                        =======     =======     =======     =======
Net assets, end of period (thousands)..............     $3,658      $5,378      $  445      $4,494
Total return*......................................       +6.7 %      +6.4 %      +6.5 %      +6.9 %
Ratios to average net assets:
Expenses...........................................       0.74%**     1.49%**     1.51%**     0.51%**
Net investment income..............................       4.82%**     4.06%**     4.26%**     5.30%**
Portfolio turnover rate............................         16%         16%         16%         16%
Before waiver of management fee, expenses absorbed
  by SBAM and credits earned on custodian cash
  balances, net investment income per share and
  expense ratios would have been:
Net investment income per share....................     $ 0.13      $ 0.11      $ 0.11      $ 0.15
Expense ratio......................................       1.45%**     2.19%**     2.22%**     1.22%**

INVESTORS FUND
--------------------------------------------------------------------------------

                                                        CLASS A     CLASS B     CLASS C
                                                        -------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                        -------------------------------
                                                                     1995
---------------------------------------------------
Net asset value, beginning of period...............     $ 13.61     $ 13.61     $ 13.61
                                                        -------     -------     -------
Net investment income..............................        0.19        0.10        0.09
Net gain (loss) on investments (both realized and
  unrealized)......................................        4.55        4.54        4.55
                                                        -------     -------     -------
Total from investment operations...................        4.74        4.64        4.64
                                                        -------     -------     -------
Dividends from net investment income...............       (0.23)      (0.14)      (0.14)
Distributions from net realized gain on
  investments......................................       (1.50)      (1.50)      (1.50)
                                                        -------     -------     -------
Total dividends and distributions..................       (1.73)      (1.64)      (1.64)
                                                        -------     -------     -------
Net asset value, end of period.....................     $ 16.62     $ 16.61     $ 16.61
                                                        =======     =======     =======
Net assets, end of period (thousands)..............     $   441     $   716     $   306
Total return*......................................       +35.3%      +34.5%      +34.5%
Ratios to average net assets:
Expenses...........................................        0.94%       1.71%       1.68%
Net investment income..............................        1.41%       0.63%       0.66%
Portfolio turnover rate............................          86%         86%         86%

(a) September 11, 1995, commencement of investment operations, through December 31, 1995.

  + Per share information calculated using the average shares outstanding method, which more accurately represent amounts.

  * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

 ** Annualized.

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES









----------------------------------------------------------------

                              CLASS O
    ------------------------------------------------------------
                      YEAR ENDED DECEMBER 31,
    ------------------------------------------------------------
      1995         1994         1993         1992         1991
    $  13.63     $  15.60     $  16.10     $  17.10     $  14.54
    --------     --------     --------     --------     --------
        0.27         0.27         0.32         0.41         0.44
        4.48        (0.48)        2.03         0.79         3.68
    --------     --------     --------     --------     --------
        4.75        (0.21)        2.35         1.20         4.12
    --------     --------     --------     --------     --------
       (0.27)       (0.27)       (0.33)       (0.41)       (0.46)
       (1.50)       (1.49)       (2.52)       (1.79)       (1.10)
    --------     --------     --------     --------     --------
       (1.77)       (1.76)       (2.85)       (2.20)       (1.56)
    --------     --------     --------     --------     --------
    $  16.61     $  13.63     $  15.60     $  16.10     $  17.10
    --------     --------     --------     --------     --------
    $428,950     $348,214     $386,147     $370,350     $378,615
       +35.4%        -1.3%       +15.1%        +7.4%       +29.3%
        0.69%        0.69%        0.68%        0.68%        0.70%
        1.67%        1.75%        1.90%        2.47%        2.67%
          86%          66%          79%          48%          44%

                See accompanying notes to financial statements.

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Boards of Directors and Shareholders of

Salomon Brothers Cash Management Fund

Salomon Brothers New York Municipal Bond Fund

Salomon Brothers National Intermediate Municipal Fund

Salomon Brothers U.S. Government Income Fund

Salomon Brothers High Yield Bond Fund

Salomon Brothers Strategic Bond Fund

Salomon Brothers Total Return Fund

Salomon Brothers Investors Fund Inc

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of cash flows (for Salomon Brothers U.S. Government Income Fund) and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Bond Fund, Salomon Brothers National Intermediate Municipal Fund, Salomon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund (seven of the portfolios constituting Salomon Brothers Series Funds Inc) and Salomon Brothers Investors Fund Inc (hereafter referred to as the "Funds") at December 31, 1995, the results of each of their operations, the cash flows (for Salomon Brothers U.S. Government Income Fund), the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 16, 1996

                                [This page intentionally left blank]

                                [This page intentionally left blank]

SALOMON BROTHERS INVESTMENT SERIES

Fund Performance

The following graph depicts the performance of the New York Municipal Bond Fund versus the Lehman Brothers 7 Year through Long Municipal Bond Index. It is important to note that the New York Municipal Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                CLASS O          INDEX
                -------          -----
2/1/93          10000            10000
                10038.3          10326
                10527            10356
                10331.3          10408
                10529.1          10528
                10486.2          10596
                10736.1          10816
                10854.3          10939
                10861.6          10960
                10763.4          10864
12/31/93        10909.2          11093
                11039            11219
                10715.5          10928
                9882.44          10483
                10172.2          10572
                10092.7          10664
                10237.5          10599
                10512.8          10793
                10563.4          10831
                10224            10672
                9845.28          9922
                9685.23          9742
12/31/94        9950.27          9956
                10308.4          10241
                10716            10539
                10729.2          10660
                10711.5          10672
                11202.7          11012
                10980.1          10916
                11086.7          11019
                11226.6          11159
                11261.9          11229
                11472.3          11391
                11695.2          11580
12/31/95        11837.5          11691

Past performance is not predictive of future performance.

               INDEX        CLASS A        CLASS B        CLASS C
               -----        -------        -------        -------
1/3/95         10000        9525           10000          10000
               10286        10165.7        10672.2        10627.2
               10404        10176.8        10677.3        10677.3
               10416        10159          10652.1        10652.1
               10748        10611.9        11120          11120
6/30/95        10654        10398.6        10889.7        10889.7
               10755        10508.3        10997.1        10997.6
               10891        10638.7        11115.4        11127.3
               10959        10670          11153          11153.4
               11117        10867.2        11340.8        11352.6
               11302        11076.2        11552.2        11564.1
12/31/95       11410        11208.7        11195.1        11595.5

Past performance is not predictive of future performance. Performance reflects returns after deduction of applicable maximum sales charge.

----------------------------------------------------------------------------------------------------------------------
                                                              Average Annual Return
                            ------------------------------------------------------------------------------------------
                                                                                        % Return after Deducting
                                      % Return Without Sales Charge                        Maximum Sales Charge
                            ------------------------------------------------------------------------------------------
                                                  Class                                            Class
                            ------------------------------------------------------------------------------------------
                                 A*        B**         C**         O            A*         B**         C**        O
----------------------------------------------------------------------------------------------------------------------
Twelve months
ended 12/31/95                 N/A%       N/A%        N/A%      18.76%        N/A%        N/A%        N/A%      18.76%
----------------------------------------------------------------------------------------------------------------------
Five years ended 12/31/95      N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Commencement of
investment operations
through 12/31/95+            17.68%     16.95%      16.95%       5.97%      12.05%      11.95%      15.95%       5.97%
----------------------------------------------------------------------------------------------------------------------

* Maximum sales charge for Class A shares is 4.75% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B and Class C shares are 5% and 1%, respectively, and is reduced to 0% after 6 years and 1 year, respectively. Class B and Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of investment operations was January 3, 1995 for Class A, B and C and February 1, 1993 for Class O shares, respectively.

Note: The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) or contingent deferred sales charge (Class B and C). The average annual return for a period less than a year has not been annualized.

          The Fund offers Class O shares to the existing shareholders of Class O shares in the Investment Series. Class O shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

          During the periods shown above, the Fund's investment adviser waived fees and/or reimbursed certain expenses of the Fund, as shown in the preceding audited financial statements. Absent such waivers and/or reimbursements, the Fund's average annual returns would have been lower.

          The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INVESTMENT SERIES

The following graph depicts the performance of the National Intermediate Municipal Fund versus the Lehman Brothers 1-10 Year Municipal Bond Index.@
It is important to note that the National Intermediate Municipal Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

               INDEX      CLASS A     CLASS B     CLASS C     CLASS O
               -----      -------     -------     -------     -------
2/22/95        10000      9525        10000       10000       10000
               10110      9597.36     10068.3     10068.3     10078.5
               10136      9617.58     10083       10083.3     10101.8
               10384      9878.24     10349.8     10350.1     10377.8
6/30/95        10370      9812.03     10274.1     10274.5     10310.4
               10501      9918.87     10369.4     10380       10424.9
               10615      10006.3     10465       10465.4     10518.8
               10659      10063.6     10508.7     10519.3     10581
               10747      10161.5     10604.9     10605.3     10686
               10858      10279.4     10722       10732.6     10812.1
12/31/95       10915      10357.2     10297       10697.3     10895.9

Past performance is not predictive of future performance. Performance reflects returns after deduction of applicable maximum sales charge.

----------------------------------------------------------------------------------------------------------------------
                                                              Average Annual Return
                            ------------------------------------------------------------------------------------------
                                                                                        % Return after Deducting
                                      % Return Without Sales Charge                        Maximum Sales Charge
                            ------------------------------------------------------------------------------------------
                                                  Class                                            Class
                            ------------------------------------------------------------------------------------------
                                 A*      B**        C**          O           A*         B**         C**          O
----------------------------------------------------------------------------------------------------------------------
Twelve months
ended 12/31/95                 N/A%      N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Five years ended 12/31/95      N/A%      N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Commencement of
investment operations
through 12/31/95+              8.74%     7.97%     7.97%        8.96%       3.56%       2.97%       6.97%       8.96%
----------------------------------------------------------------------------------------------------------------------

* Maximum sales charge for Class A shares is 4.75% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B and Class C shares are 5% and 1%, respectively, and is reduced to 0% after 6 years and 1 year, respectively. Class B and Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of investment operations was February 22, 1995 for Class A, B, C and O shares.

@ The Lehman Brothers 1-10 Year Municipal Bond Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1995, the Index returns are for the period March 1, 1995 through December 31, 1995.

Note: The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) or contingent deferred sales charge (Class B and C). The average annual return for a period less than a year has not been annualized.

           The Fund offers Class O shares to the existing shareholders of Class O shares in the Investment Series. Class O shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

           During its fiscal year ended December 31, 1995, the Fund's investment adviser reimbursed certain expenses of the Fund, as shown in the preceding audited financial statements. Absent such reimbursements, the Fund's average annual returns would have been lower.

           The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INVESTMENT SERIES

The following graph depicts the performance of the U.S. Government Income Fund versus the Salomon Brothers 1-5 Year Treasury Bond Index.@ It is important to note that the U.S. Government Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                INDEX           CLASS A          CLASS B          CLASS C          CLASS O
                -----          ---------        ---------        ---------        ---------
2/22/95         10000           9525             10000            10000            10000
                10052           9562.14          10031.4          10031.4          10041.5
                10179           9649.66          10117            10117            10135.5
                10496           9892.36          10365.1          10365            10392.6
6/30/95         10560           9959.15          10428.6          10428.5          10464.8
                10569           9956.83          10419.5          10419.4          10464.6
                10663           10034            10493.6          10493.5          10547.7
                10743           10090.4          10546.1          10546            10609
                10856           10197.9          10651.8          10651.7          10724.1
                10996           10315.8          10768.2          10768.1          10850.2
12/31/95        11117           10428.7          10379.3          10779.2          10971

Past performance is not predictive of future performance. Performance reflects returns after deduction of applicable maximum sales charge.

----------------------------------------------------------------------------------------------------------------------
                                                              Average Annual Return
                            ------------------------------------------------------------------------------------------
                                                                                        % Return after Deducting
                                      % Return Without Sales Charge                        Maximum Sales Charge
                            ------------------------------------------------------------------------------------------
                                                  Class                                            Class
                            ------------------------------------------------------------------------------------------
                              A*         B**         C**         O           A*         B**         C**         O
----------------------------------------------------------------------------------------------------------------------
Twelve months
ended 12/31/95               N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Five years ended 12/31/95    N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Commencement of
investment operations
through 12/31/95+           9.49%      8.79%       8.79%       9.71%       4.27%       3.79%       7.79%       9.71%
----------------------------------------------------------------------------------------------------------------------

* Maximum sales charge for Class A shares is 4.75% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B and Class C shares are 5% and 1%, respectively, and is reduced to 0% after 6 years and 1 year, respectively. Class B and Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of investment operations was February 22, 1995 for Class A, B, C and O shares.

@ The Salomon Brothers 1-5 Treasury Bond Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1995, the Index returns are for the period March 1, 1995 through December 31, 1995.

Note: The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) or contingent deferred sales charge (Class B and C). The average annual return for a period less than a year has not been annualized.

           The Fund offers Class O shares to the existing shareholders of Class O shares in the Investment Series. Class O shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

           During its fiscal year ended December 31, 1995, the Fund's investment adviser reimbursed certain expenses of the Fund, as shown in the preceding audited financial statements. Absent such reimbursements, the Fund's average annual returns would have been lower.

           The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INVESTMENT SERIES

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Brothers High Yield Market Index.@ It is important to note that the High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                INDEX           CLASS A          CLASS B          CLASS C          CLASS O
                -----          ---------        ---------        ---------        ---------
2/22/95         10000           9525             10000            10000            10000
                10103           9516.64          9983.68          9973.64          9993.73
                10340           9908.81          10339            10389            10407.8
                10412           10297.8          10788.4          10789.2          10818.1
6/30/95         10537           10313.7          10798.1          10800.3          10837.3
                10600           10442            10925.5          10927.5          10974
                10722           10495.2          10974.9          10977            11031.5
                10812           10656.2          11126.7          11128.8          11191.7
                10903           10730.6          11208.7          11210.9          11282.1
                11001           10887.3          11355.4          11357.4          11448.5
12/31/95        11176           11102.4          11073.4          11475.5          11676.3

Past performance is not predictive of future performance. Performance reflects returns after deduction of applicable maximum sales charge.

----------------------------------------------------------------------------------------------------------------------
                                                              Average Annual Return
                            ------------------------------------------------------------------------------------------
                                                                                        % Return after Deducting
                                      % Return Without Sales Charge                        Maximum Sales Charge
                            ------------------------------------------------------------------------------------------
                                                  Class                                            Class
                            ------------------------------------------------------------------------------------------
                              A*         B**         C**         O           A*          B**         C**         O
----------------------------------------------------------------------------------------------------------------------
Twelve months
ended 12/31/95               N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Five years ended 12/31/95    N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Commencement of
investment operations
through 12/31/95+          16.56%     15.73%      15.75%      16.76%      11.01%      10.73%      14.75%      16.76%
----------------------------------------------------------------------------------------------------------------------

* Maximum sales charge for Class A shares is 4.75% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B and Class C shares are 5% and 1%, respectively, and is reduced to 0% after 6 years and 1 year, respectively. Class B and Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of investment operations was February 22, 1995 for Class A, B, C and O shares.

@ The Salomon Brothers High Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1995, the Index returns are for the period March 1, 1995 through December 31, 1995.

Note: The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) or contingent deferred sales charge (Class B and C). The average annual return for a period less than a year has not been annualized.

           The Fund offers Class O shares to the existing shareholders of Class O shares in the Investment Series. Class O shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

           During its fiscal year ended December 31, 1995, the Fund's investment adviser reimbursed certain expenses of the Fund, as shown in the preceding audited financial statements. Absent such reimbursements, the Fund's average annual returns would have been lower.

           The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INVESTMENT SERIES

The following graph depicts the performance of the Strategic Bond Fund versus the Salomon Brothers Broad Investment Grade Index.@ It is important to note that the Strategic Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                INDEX           CLASS A          CLASS B          CLASS C          CLASS O
                -----          ---------        ---------        ---------        ---------
2/22/95         10000           9525             10000            10000            10000
                10058           9537.26          10005.3          10005.3          10015.4
                10196           9851.43          10328.7          10328.7          10347.4
                10600           10231.7          10720.3          10720.2          10749.1
6/30/95         10674           10280.8          10764.6          10765.5          10802.8
                10676           10350.5          10830.5          10831.5          10878.3
                10799           10422.8          10898.9          10899.9          10956.3
                10899           10622.7          11101            11101.9          11168.6
                11045           10676.1          11149.4          11150.3          11226.8
                11217           10841.3          11314.5          11315.5          11402.7
12/31/95        11371           11126.4          11113.8          11507.4          11703.9

Past performance is not predictive of future performance. Performance reflects returns after deduction of applicable maximum sales charge.

----------------------------------------------------------------------------------------------------------------------
                                                              Average Annual Return
                            ------------------------------------------------------------------------------------------
                                                                                        % Return after Deducting
                                      % Return Without Sales Charge                        Maximum Sales Charge
                            ------------------------------------------------------------------------------------------
                                                  Class                                            Class
                            ------------------------------------------------------------------------------------------
                              A*         B**         C**         O           A*          B**         C**         O
----------------------------------------------------------------------------------------------------------------------
Twelve months
ended 12/31/95               N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Five years ended 12/31/95    N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Commencement of
investment operations
through 12/31/95+          16.81%     16.14%      16.07%      17.04%      11.25%      11.14%      15.07%      17.04%
----------------------------------------------------------------------------------------------------------------------

* Maximum sales charge for Class A shares is 4.75% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B and Class C shares are 5% and 1%, respectively, and is reduced to 0% after 6 years and 1 year, respectively. Class B and Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of investment operations was February 22, 1995 for Class A, B, C and O shares.

@ The Salomon Brothers Broad Investment Grade Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1995, the Index returns are for the period March 1, 1995 through December 31, 1995.

Note: The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) or contingent deferred sales charge (Class B and C). The average annual return for a period less than a year has not been annualized.

           The Fund offers Class O shares to the existing shareholders of Class O shares in the Investment Series. Class O shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

           During its fiscal year ended December 31, 1995, the Fund's investment adviser reimbursed certain expenses of the Fund, as shown in the preceding audited financial statements. Absent such reimbursements, the Fund's average annual returns would have been lower.

           The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INVESTMENT SERIES

The following graph depicts the performance of the Total Return Fund versus the 50% Standard and Poor's 500 Stock Index and 50% Salomon Brothers Broad Investment Grade Index. It is important to note that the Total Return Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                INDEX           CLASS A         CLASS B         CLASS C         CLASS O
                -----           -------         -------         -------         -------
9/11/95         10000            9525           10000           10000           10000
10/31/95        10175            9705           10170           10180           10200
                10478            9971           10450           10460           10490
12/31/95        10651           10158           10144           10554           10689

Past performance is not predictive of future performance. Performance reflects returns after deduction of applicable maximum sales charge.

----------------------------------------------------------------------------------------------------------------------
                                                              Average Annual Return
                            ------------------------------------------------------------------------------------------
                                                                                        % Return after Deducting
                                      % Return Without Sales Charge                        Maximum Sales Charge
                            ------------------------------------------------------------------------------------------
                                                  Class                                            Class
                            ------------------------------------------------------------------------------------------
                              A*        B**         C**          O           A*         B**         C**          O
----------------------------------------------------------------------------------------------------------------------
Twelve months
ended 12/31/95               N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Five years ended 12/31/95    N/A%       N/A%        N/A%        N/A%        N/A%        N/A%        N/A%        N/A%
----------------------------------------------------------------------------------------------------------------------
Commencement of
investment operations
through 12/31/95+           6.65%      6.44%       6.54%       6.89%       1.58%       1.44%       5.54%       6.89%
----------------------------------------------------------------------------------------------------------------------

* Maximum sales charge for Class A shares is 4.75% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B and Class C shares are 5% and 1%, respectively, and is reduced to 0% after 6 years and 1 year, respectively. Class B and Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of investment operations was September 11, 1995 for Class A, B, C and O shares.

Note: The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) or contingent deferred sales charge (Class B and C). The average annual return for a period less than a year has not been annualized.

           The Fund offers Class O shares to the existing shareholders of Class O shares in the Investment Series. Class O shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

           During its fiscal year ended December 31, 1995, the Fund's investment adviser reimbursed certain expenses of the Fund, as shown in the preceding audited financial statements. Absent such reimbursements, the Fund's average annual returns would have been lower.

           The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate taxpayers 11% of the ordinary income distribution paid during the year 1995 qualify for the corporate dividends received deduction.

SALOMON BROTHERS INVESTMENT SERIES

The following graph depicts the performance of the Investors Fund versus the Standard and Poor's 500 Stock Index. It is important to note that the Investors Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   Salomon Brothers            S&P 500
                  -----------------            -------
12/31/85                10000                   10000
                        11522                   12489
                        13466                   14557
                        16407                   19162
                        15342                   18568
12/31/90                19838                   24260
                        21311                   26105
                        24547                   28729
                        24237                   29108
12/31/95                32816                   40040

Past performance is not predictive of future performance.

                INDEX           CLASS A         CLASS B         CLASS C
                -----           -------         -------         -------
1/3/95          10000            9525           10000           10000
                10659           10079           10582           10582
                10974           10360           10870           10870
                11297           10561           11070           11070
                11749           10899           11425           11425
6/30/95         12022           11132           11655           11655
                12421           11585           12122           12122
                12452           11627           12159           12159
                12977           12031           12575           12575
                12930           11768           12293           12293
                13498           12472           13021           13021
12/31/95        13757           12890           13351           12950


Past performance is not predictive of future performance. Performance reflects returns after deduction of applicable maximum sales charge.

----------------------------------------------------------------------------------------------------------------------
                                                              Average Annual Return
                            ------------------------------------------------------------------------------------------
                                                                                        % Return after Deducting
                                      % Return Without Sales Charge                        Maximum Sales Charge
                            ------------------------------------------------------------------------------------------
                                                  Class                                            Class
                            ------------------------------------------------------------------------------------------
                              A*        B**         C**          O           A*         B**         C**          O
----------------------------------------------------------------------------------------------------------------------
Twelve months
ended 12/31/95               N/A%       N/A%        N/A%       35.39%       N/A%        N/A%        N/A%       35.39%
----------------------------------------------------------------------------------------------------------------------
Five years ended 12/31/95    N/A%       N/A%        N/A%       16.42%       N/A%        N/A%        N/A%       16.42%
----------------------------------------------------------------------------------------------------------------------
Commencement of
investment operations
through 12/31/95+#         35.34%     34.50%      34.51%      12.62%      28.90%      29.50%      33.51%       12.62%
----------------------------------------------------------------------------------------------------------------------

SALOMON BROTHERS INVESTMENT SERIES

Fund Performance (concluded)

* Maximum sales charge for Class A shares is 4.75% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B and Class C shares are 5% and 1%, respectively, and is reduced to 0% after 6 years and 1 year, respectively. Class B and Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of investment operations was January 3, 1995 for Class A, B and C shares.

# The average annual return for Class O Shares is for the ten years ended December 31, 1995.

Note: The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A) or contingent deferred sales charge (Class B and C). The average annual return for a period less than a year has not been annualized.

           The Fund offers Class O shares to the existing shareholders of Class O shares in the Investment Series. Class O shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

           The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate taxpayers 19% of the ordinary income distribution paid during the year 1995 qualify for the corporate dividends received deduction.

                                [This page intentionally left blank]

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
SALOMON BROTHERS INVESTMENT SERIES

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

ANDREW L. BREECH*
      President, Dealer Operating Control
      Service, Inc

THOMAS W. BROCK*
      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management
      Inc; Managing Director, Salomon
      Brothers Inc

CAROL L. COLMAN
      President, Colman Consulting Co., Inc.

DANIEL P. CRONIN**
      Vice President-General Counsel,
      Pfizer International Inc.

WILLIAM R. DILL*
      President, Anna Maria College; formerly
      Consultant and Director of the Office of Global Enterprise,
      University of Southern Maine

MICHAEL S. HYLAND
      Chairman and President; President,
      Salomon Brothers Asset Management Inc;
      Managing Director, Salomon Brothers Inc

CLIFFORD M. KIRTLAND, JR.*
      Formerly Chairman,
      Cox Communications, Inc.

ROBERT W. LAWLESS*
      President and Chief Executive Officer,
      Texas Tech University

LOUIS P. MATTIS*
      Formerly Chairman and President,
      Sterling Winthrop, Inc.

THOMAS F. SCHLAFLY*
      Of counsel to law firm of Peper, Martin, Jensen, Maichel & Hetlage; President,
      The Saint Louis Brewery, Inc.

------------------------
HONORARY DIRECTOR

EDWIN A. GEE*
      Formerly Chairman,
      International Paper Company

---------
OFFICERS

MICHAEL S. HYLAND
      Chairman and President

RICHARD E. DAHLBERG
      Executive Vice President

STEVEN GUTERMAN**
      Executive Vice President

MARYBETH WHYTE**
      Executive Vice President

ALLAN R. WHITE, III*
      Executive Vice President

PETER J. WILBY**
      Executive Vice President

ROSS S. MARGOLIES*
      Executive Vice President

LAWRENCE H. KAPLAN
      Executive Vice President
      and General Counsel

PAMELA MILUNOVICH*
      Vice President

ALAN M. MANDEL
      Treasurer

TANA E. TSELEPIS
      Secretary

JANET S. TOLCHIN
      Assistant Treasurer

REJI PAUL
      Assistant Treasurer

JENNIFER G. MUZZEY
      Assistant Secretary

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

DISTRIBUTOR
      Salomon Brothers Inc
      7 World Trade Center
      New York, New York 10048

CUSTODIAN
      Investors Bank & Trust Company
      89 South Street
      Boston, Massachusetts 02111

DIVIDEND DISBURSING AND TRANSFER AGENT
      First Data Investor Services Group, Inc.
      53 State Street
      Boston, Massachusetts 02109-2873

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

INDEPENDENT ACCOUNTANTS
      Price Waterhouse LLP
      1177 Avenue of the Americas
      New York, NY 10036

--------------------------------------------------------------------------------
 *Only on The Salomon Brothers Investors Fund Inc
**Only on The Salomon Brothers Series Funds Inc

SALOMON  BROTHERS  INVESTMENT  SERIES

--------------------------------------------------------------------------------
THE SALOMON BROTHERS INVESTMENT SERIES                  *

Seven World Trade Center
New York, New York 10048
1-800-SALOMON (1-800-725-6666)

SALOMON BROTHERS CASH MANAGEMENT FUND

A GENERAL PURPOSE MONEY MARKET FUND that aims to produce as high a level of current income as is consistent with liquidity and stability of principal. The fund invests only in high-quality, short-term money market instruments.

SALOMON BROTHERS NEW YORK MUNICIPAL BOND FUND

A MUNICIPAL BOND FUND that seeks to achieve a high level of current income which is exempt from regular Federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of capital. Income may not be exempt from certain state or local taxes.

SALOMON BROTHERS NATIONAL INTERMEDIATE
MUNICIPAL FUND

A MUNICIPAL BOND FUND that invests towards the goal of achieving a high level of current income which is exempt from regular federal income taxes. The Fund expects to maintain a dollar-weighted average portfolio maturity of 3 to 10 years.

SALOMON BROTHERS U.S. GOVERNMENT
INCOME FUND

THE FUND seeks to maintain a high level of current income by investing under normal market conditions 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund expects to maintain an average portfolio duration of three to fives years.

SALOMON BROTHERS HIGH YIELD BOND FUND

THE FUND seeks to maximize current income by investing in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by the investment manager to be of comparable quality. The Fund may invest up to 35% of its assets in foreign securities.

SALOMON BROTHERS STRATEGIC BOND FUND

THE FUND seeks capital appreciation by investing in a globally diverse portfolio of fixed-income investments and by giving the investment manager broad discretion to deploy the Fund's assets among segments of the fixed-income markets that the investment manager believes will best contribute to the achievement of the Fund's objectives.

SALOMON BROTHERS TOTAL RETURN FUND

THE FUND seeks to obtain above average income, compared to a portfolio invested entirely in equity securities, and to take advantage of opportunities for growth of capital and income. The Fund invests in a broad variety of securities including equity securities, fixed income securities and short-term obligations.

SALOMON BROTHERS INVESTORS FUND INC

PRIMARILY AN EQUITY FUND emphasizing long-term growth of capital with income as a secondary goal. The Fund invests primarily in securities listed on the New York Stock Exchange or other national securities exchanges.

--------------------------------------------------------------------------------

* For more complete information about the Salomon Brothers Investment Series Funds, you may obtain a prospectus by calling the telephone number listed above.

  This report is submitted for the general information of the shareholders of Salomon Brothers Investment Series Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

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  Salomon Brothers Asset Management Inc                                                                 ------------------
  P.O. Box 9109                                                                                         BULK RATE
  Boston, MA 02205-9109                                                                                 U.S. POSTAGE
                                                                                                        PAID
                                                                                                        BOSTON, MA
                                                                                                        PERMIT NO.
                                                                                                        54201
                                                                                                        ------------------


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